CONSTRUCTION

LOAN AGREEMENT

THIS CONSTRUCTION LOAN AGREEMENT (“Agreement”) is made by and between Private Capital Group, Inc., a Utah corporation, together with its successors and assigns, “Lender”), and NorthCut Refining, LLC, a Wyoming limited liability company (“Borrower”), who agree as follows:

ARTICLE 1 THE LOAN

1.1

General Information and Exhibits.  This Agreement includes the Exhibits listed below all of which Exhibits are attached hereto and made a part hereof for all purposes.  Borrower and Lender agree that if any Exhibit to be attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

Exhibit “A”

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Legal Description of the Land

Exhibit “B”

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Basic Information

Exhibit “C”

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Certain Conditions Precedent to the First Advance

Exhibit “D”

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Budget

Exhibit “E”

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Plans

Exhibit “F”

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Advances

Exhibit “F-1”

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Draw Request

Exhibit “G”

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Survey Requirements

Exhibit “H”

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List of Required Bonds

Exhibit “I”

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Collateral

Exhibit “J”

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Pipelines

The Exhibits contain other terms, provisions and conditions applicable to the Loan.  This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to Lender, evidence the agreements of Borrower and Lender with respect to the Loan.  Borrower shall comply with all of the Loan Documents.

1.2

Definitions.  Capitalized terms used in this Agreement shall have the meanings assigned to them below.

(a)

“Advance Termination Date” means January 31, 2008.

(b)

“Aggregate Cost” means Eleven Million Four Hundred Thirteen Thousand Eight Hundred Fifty-Eight Dollars and Eighty-Two Cents ($11,413,858.82), as set forth in the Budget.

(c)

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1.

(d)

“Appraised Value” means Eighteen Million Dollars ($18,000,000).

(e)

“Basic Information” has the meaning set forth in Exhibit “B” of this Agreement.

(f)

“Borrower” has the meaning set forth in the introductory paragraph of this Agreement.

(g)

“Budget” means the budget and cost itemization for the Project attached as Exhibit “D.”

(h)

“Completion Date” means six (6) months from the date of Note execution.

(i)

“Construction Commencement Date” means August 1, 2007.

(j)

“Construction Consultant” means the construction consultant, if any, engaged by Lender with respect to the Project.

(k)

“Deed of Trust” means the Deeds of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement of even date herewith, from the Borrower to a trustee for Lender’s benefit, securing repayment of the Indebtedness and Borrower’s performance of its other obligations to Lender under the Loan Documents, as amended, modified, supplemented, restated and replaced from time to time.

(l)

“Default” has the meaning set forth in Section 4.1 of this Agreement.

(m)

“Draw Request” means a properly completed and executed written application by Borrower to Lender in the form of Exhibit “F-1” (or in another form approved by Lender) setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents, certificates and information as Lender requires.

(n)

“Environmental Agreement” means the Environmental Indemnity Agreement of even date herewith by and among Borrower, Guarantor and Lender.

(o)

“Excusable Delay” means a delay, not to exceed a total of ten (10) days, caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lockouts, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which Borrower notifies Lender in writing within five (5) days after such occurrence; provided, however, no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

(p)

“Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Lender otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party.  For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period.”

(q)

“Guarantor” means Interline Resources Corporation, a Utah corporation, whether one or more, and if more than one, each one individually or all collectively.

(r)

“Improvements” means all on-site and off-site improvements to the Land for an oil refinery, to be constructed on the Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on the Land and/or in such improvements to the existing Well Draw Gas Plant.

(s)

“Indebtedness” means any and all indebtedness to Lender evidenced, governed or secured by, or arising under, any of the Loan Documents.

(t)

“Interline” means Interline Resources Corporation, a Utah corporation.

(u)

“Intended Use” means the intended use of the Plant which is an operating refinery to maintain all necessary criteria to qualify for non-road, locomotive or marine (“NRLM”) diesel fuel small refinery status with a baseline capacity of 2,000 barrels per day of NRLM diesel fuel under 40 CFR Part 80 through May 31, 2014.

(v)

“Land” means the real property described in Exhibit “A.”

(w)

“Lender” has the meaning set forth in the introductory paragraph of this Agreement.

(x)

“Loan” means the loan by Lender to Borrower, in the maximum amount of $11,500,000.  In the event the aggregate amount of the actual costs incident to the Project are less than the aggregate amount specified in the Budget, the maximum amount described above shall be reduced by the difference between the aggregate amount specified in the Budget and the aggregate amount of such actual costs.

(y)

“Loan Documents” means this Agreement (including all exhibits), the Deeds of Trust on the Property, the Pipeline, the Note, the All Asset Security Agreement, the Environmental Indemnity Agreement, the Guaranty Agreement of Interline, Trust Deeds from Interline, financing statements, the Budget, each Draw Request, any and all documents, instruments or agreements executed and delivered to evidence, secure or in connection with all Letters of Credit, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, Guarantor, or any other party to Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

(z)

“Note” means the Promissory Note dated of even date herewith executed by Borrower in the maximum principal amount of the Loan, as amended, modified, replaced, restated, extended or renewed from time to time.

(aa)

“Obligations” means all of Borrower’s obligations to Lender under this Agreement or any of the other Loan Documents.

(bb)

“Permits or Government Permits” means all municipal, state and federal government permits required to own and operate the Plant, property and Pipelines for their Intended Uses.

(cc)

“Permitted Changes” means changes to the Plans or Improvements, provided the cost of any single change or extra does not exceed $100,000 and the aggregate amount of all such changes and extras (whether positive or negative) does not exceed $10,000.

(dd)

“Plans” means the plans and specifications listed in Exhibit “E” and all modifications thereof and additions thereto that are included as part of the Plans in accordance with the terms of this Agreement.

(ee)

“Pipeline” means the pipelines described on Exhibit “J.”

(ff)

“Plant” means the refineries existing and to be constructed on the Property.

(gg)

“Project” means the construction of the Improvements, and if applicable, the leasing and operation of the Improvements on the Property and the Well Draw Gas Plant on the Property.

(hh)

“Property” means the Land, the Improvements and all other property constituting the “Deed of Trust Property,” as described in the Deed of Trust, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

(ii)

“Survey” means a survey of the Property prepared in accordance with reasonable survey practices.

(jj)

“Stored Materials Advance Limit” means $2,500,000.

(kk)

“Title Insurance” means the loan policy or policies of title insurance issued to Lender by in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Deed of Trust encumbering the Land and Improvements for the benefit of Lender.

(ll)

“Title Insurer” means Charger Title Insurance Agency, Orem, Utah.

1.3

Purpose.  The proceeds of the Loan shall be used by Borrower to pay (i) the cost of the construction of the Improvements on the Land and (ii) other fees, costs and expenses relating to the Property if and to the extent that such costs are specifically provided for in the Budget.

1.4

Commitment to Lend.  Borrower agrees to borrow from Lender, and Lender agrees to make advances of Loan proceeds to Borrower, on the terms and subject to the conditions set forth in this Agreement and Exhibit “C” and Exhibit “F” attached to this Agreement.  Lender’s commitment to lend shall expire and terminate (a) automatically on the Advance Termination Date; (b) automatically if the Loan is prepaid in full; and (c) automatically upon the occurrence of a Default. The Loan is not revolving.  Any amount repaid may not be reborrowed.

1.5

Budget.  Loan funds are allocated to payment of the costs of the Project shown in the “Loan Allocation” column of the Budget attached to this Agreement as Exhibit “D.”  Borrower shall not amend the Budget, or otherwise reallocate Loan funds from one Budget line item to another, without the prior written approval of Lender.  Notwithstanding, Borrower may amend the Budget, or otherwise reallocate Loan funds from one Budget line item to another if (i) the amount does not exceed the lesser of two percent (2%) of a line item or $10,000, (ii) Borrower promptly notifies Lender of the amendment, and (iii) the aggregate amount of all amendments and reallocations, without Lender approval, is less than $50,000.  The Budget has been prepared by Borrower, and Borrower represents to Lender that the Budget includes all costs incident to the Loan and the Project through the maturity date of the Loan (collectively, the “Aggregate Cost”) after taking into account the requirements of this Agreement, including “hard” and “soft” costs, fees and expenses. Lender shall not be required to make (a) any advance for any cost not set forth in the Budget, (b) any advance from any line item in the Budget that, when added to all prior advances from that line item, would exceed the lesser of (i) the actual cost incurred by Borrower for such line item, or (ii) the sum shown in the “Loan Allocation” column in the Budget for such line item, (c) any advance from any contingency line item unless Lender consents to such advance in its sole discretion, or (d) any advance to pay interest on the Loan if there is sufficient undisbursed loan proceeds to pay such interest. Lender may make advances from any line item in the Budget for purposes other than those for which amounts are initially allocated to such line item, or may change the relative amounts allocated to particular line items in the Budget, all as Lender in its sole discretion deems necessary or advisable.

1.6

Collateral.  Borrower hereby pledges a security interest to Lender in all of the Collateral specifically identified on Exhibit “J.”  Lender is authorized, with Borrower’s power of attorney, to execute any and all documents in Borrower’s name to perfect a security interest in the Collateral described on Exhibit “I.”

ARTICLE 2 ADDITIONAL COVENANTS AND AGREEMENTS

2.1

Construction of the Improvements.  Borrower shall commence construction of the Improvements on or before the Construction Commencement Date, and shall prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Plans and the Loan Documents.  Borrower shall not permit cessation of work for a period in excess of ten (10) days (whether or not consecutive), except for Excusable Delays.  Borrower shall complete construction of the Improvements free and clear of all liens (except liens created by the Loan Documents), and shall obtain a certificate of occupancy and all other permits, licenses and approvals from all applicable governmental authorities required for the occupancy, use and operation of the Improvements, in each case satisfactory to Lender, on or before the Completion Date.  Borrower shall promptly correct (a) any material defect in the Improvements, (b) any material departure from the Plans, law or governmental requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area.

2.2

Plans and Changes.  No construction shall be undertaken on the Land except as shown in the Plans.  Borrower assumes full responsibility for the compliance of the Plans and the Property with all laws, governmental requirements and sound building and engineering practices.  No plans or specifications, or any changes thereto, shall be included as part of the Plans until approved by Lender, its Construction Consultant, if any, all applicable governmental authorities, and all other parties required under the Loan Documents.  Without Lender’s prior written consent, Borrower shall not change or modify the Plans, agree to any change order, or allow any extras to any contractor or any subcontractor, except that Borrower may make Permitted Changes if: (a) Borrower notifies Lender in writing of the change or extra with appropriate supporting documentation and information; (b) the structural integrity, quality and standard of workmanship of the Improvements is not impaired by such change or extra; (c) no substantial change in function of the Plant is effected by such change or extra; (d) no default in any obligation to any person or violation of any law or governmental requirement would result from such change or extra; (e) Borrower covers any excess cost resulting from the change or extra, unless Lender agrees in writing to advance money from the Loan for the change; and (f) completion of the Improvements by the Completion Date will not be affected.  Lender shall not be obligated to review a proposed change unless it has received all documents necessary to review such change, including the change order, cost estimates, plans and specifications, and evidence that all required approvals other than that of Lender have been obtained.

2.3

Contracts.  Borrower has provided to Lender true and correct copies of all material contacts.  Without Lender’s prior written approval as to parties, terms, and all other matters, Borrower shall not, after the closing of this Loan (a) enter into any material contract (hereinafter defined) for the performance of any work or the supplying of any labor, materials or services for the design or construction of the Improvements, (b) enter into any management, leasing, maintenance or other contract pertaining to the Property not described in clause (a) that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) days notice to the other party thereunder, or (c) modify, amend, or terminate any such contracts.  All such contracts shall provide that all rights and liens of the applicable contractor, architect, engineer, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to Lender’s rights and liens, shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors’ and mechanics’ and materialmen’s liens and any right to remove removable Improvements to Lender’s rights and liens, and shall provide that no change order shall be effective without the prior written consent of Lender, except for change orders which implement Permitted Changes.  Borrower shall not default under any contract, Borrower shall not permit any contract to terminate by reason of any failure of Borrower to perform thereunder, and Borrower shall promptly notify Lender of any default thereunder.  Borrower will deliver to Lender, upon request of Lender, the names and addresses of all persons or entities with whom each contractor has entered into a material contract or intends to enter into a material contract for the construction of the Improvements or for the furnishing of labor or materials therefor.  With respect to contracts for the performance of any work or the supplying of any labor, materials or services, a “material” contract is one which exceeds $50,000 in total price.

2.4

Assignment of Contracts and Plans.  As additional security for the Obligations, Borrower hereby transfers and assigns to Lender all of Borrower’s right, title and interest, but not its liability, in, under, and to all construction, architectural and design contracts, and the Plans, and agrees that all of the same are covered by the security agreement provisions of the Deed of Trust.  Borrower agrees to deliver to Lender from time to time upon Lender’s request such consents to the foregoing assignment from parties contracting with Borrower as Lender may require. Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under any contract or with respect to the Plans, Borrower hereby agrees to perform all of its obligations under any contract, and Borrower shall continue to be liable for all obligations of Borrower with respect thereto.  Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may determine to be necessary to cure any default under any contract or with respect to the Plans or to protect the rights of Borrower or Lender with respect thereto.  As additional security for the Obligations, Borrower irrevocably constitutes and appoints Lender or any officer of Lender as Borrower’s attorney-in-fact, which power of attorney forms a part of this Agreement and is coupled with an interest and irrevocable, to enforce in Borrower’s name or in Lender’s name all rights of Borrower under any contract or with respect to the Plans.  Any authority under this foregoing power of attorney may be exercised for Lender’s benefit and need not be exercised for Borrower’s best interest.  Lender shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid.  Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, consultants’ fees and expenses and attorneys’ fees and expenses) incurred in connection with Borrower’s failure to perform such contracts or any action taken by Lender.  Lender may use the Plans for any purpose relating to the Improvements.  Borrower represents and warrants to Lender that the copy of any contract furnished or to be furnished to Lender is and shall be a true and complete copy thereof, that the copies of the Plans delivered to Lender are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower’s interest therein is not subject to any claim, setoff, or encumbrance.

2.5

Storage of Materials.  Borrower shall cause all materials supplied for, or intended to be utilized in the construction of the Improvements, but not yet affixed to or incorporated into the Improvements or the Land, to be stored on the Land with adequate safeguards to prevent loss, theft, damage or commingling with materials for other projects.  Borrower may order materials for delivery more than forty-five (45) days prior to the scheduled incorporation of such materials into the Improvements.  Notwithstanding, Borrower shall not request an advance of funds and Lender shall not be required to advance funds for materials for delivery more than forty-five (45) days prior to the scheduled incorporation of such materials into the Improvements.

2.6

Construction Consultant.  Lender may retain the services of a Construction Consultant, whose duties may include, among others, reviewing the Plans and any proposed changes to the Plans, performing construction cost analyses, observing work in place and reviewing Draw Requests. The duties of Construction Consultant run solely to Lender, and Construction Consultant shall have no obligations or responsibilities whatsoever to Borrower, Borrower’s architect, engineer, contractor or any of their agents or employees.  Unless prohibited by applicable law, all fees, costs, and expenses of Construction Consultant shall be paid by Borrower.  Borrower shall cooperate with Construction Consultant and will furnish to Construction Consultant such information and other material as Construction Consultant considers necessary or useful in performing its duties.

2.7

Inspection.  Lender and its agents, including Construction Consultant, may enter upon the Property to inspect the Property, the Project and any materials at any reasonable time, unless Lender deems such inspection is of an emergency nature, in which event Borrower shall provide Lender with immediate access to the Property.  Borrower will furnish to Lender and its agents, including Construction Consultant, for inspection and copying, all Plans, shop drawings, specifications, books and records, and other documents and information that Lender may request from time to time.

2.8

Notice to Lender.  Borrower shall promptly within five (5) days after the occurrence of any of the following events, notify Lender in writing thereof, specifying in each case the action Borrower has taken or will take with respect thereto:  (a) any violation of any law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or any Guarantor or the Property, and any material development therein; (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against Borrower or any contractor, and any material development in any labor controversy; (e) any notice received by Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property; (f) any failure by Borrower or any contractor, subcontractor or supplier to perform any material obligation under any construction contract, any event or condition which would permit termination of a construction contract or suspension of work thereunder, or any notice given by Borrower or any contractor with respect to any of the foregoing; (g) any lien filed against the Property or any stop notice served on Borrower in connection with construction of the Improvements; or (h) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect.

2.9

Financial Statements.  Borrower shall deliver to Lender the Financial Statements and other statements and information at the times and for the periods described in (a) the Basic Information, Exhibit “B,” and (b) any other Loan Document, and Borrower shall deliver to Lender from time to time such additional financial statements and information as Lender may at any time request. Borrower will make all of its books, records and accounts available to Lender and its representatives at the Property upon request and will permit them to review and copy the same. Borrower shall promptly notify Lender of any material adverse change in the financial condition of Borrower and, if known by Borrower, Guarantor, or in the construction progress of the Improvements.

2.10

Other Information.  Borrower shall furnish to Lender from time to time upon Lender’s request (i) copies of all subcontracts entered into by contractors or subcontractors and the names and addresses of all persons or entities with whom Borrower or any contractor has contracted or intends to contract for the construction of the Improvements or the furnishing of labor or materials in connection therewith; (ii) copies of all contracts, bills of sale, statements, receipts or other documents under which Borrower claims title to any materials, fixtures or articles of personal property incorporated or to be incorporated into the Improvements or subject to the lien of the Deed of Trust; (iii) a list of all unpaid bills for labor and materials with respect to construction of the Improvements and copies of all invoices therefor; (iv) budgets of Borrower and revisions thereof showing the estimated costs and expenses to be incurred in connection with the completion of construction of the Improvements; (v) current or updated detailed Project schedules or construction schedules; and (vi) such other information relating to Borrower, Guarantor, the Improvements, the Property, or any indemnitor or other person or party connected with Borrower, the Loan, the construction of the Improvements or any security for the Loan.

2.11

Reports and Testing.  Borrower shall (a) promptly deliver to Lender copies of all reports, studies, inspections and tests made on the Land, the Improvements or any materials to be incorporated into the Improvements; (b) make such additional tests on the Land, the Improvements or any materials to be incorporated into the Improvements as Lender reasonably requires. Borrower shall immediately notify Lender of any report, study, inspection or test that indicates any adverse condition relating to the Land, the Improvements or any such materials.

2.12

Appraisal.  Lender may obtain from time to time, an appraisal of all or any part of the Property prepared in accordance with written instructions from Lender by a third-party appraiser engaged directly by Lender.  Each such appraiser and appraisal shall be satisfactory to Lender (including satisfaction of applicable regulatory requirements).  The cost of any such appraisal shall be borne by Borrower if such appraisal is the first appraisal in any calendar year and in all events if Lender obtains such appraisal after the occurrence of a Default, and such cost is due and payable by Borrower on demand and shall be secured by the Loan Documents.

2.13

Payment of Withholding Taxes.  Borrower shall not use, or knowingly permit any contractor or subcontractor to use, any portion of the proceeds of any Loan advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and (b) any state and/or local governmental authority or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local laws.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

To induce Lender to make the Loan, Borrower hereby represents and warrants to Lender that except as otherwise disclosed to Lender in writing (a) Borrower has complied with any and all laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property and to develop the Improvements as contemplated in this Agreement and the other Loan Documents; (b) Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents; (c) the Loan Documents are valid and binding obligations of Borrower; (d) Borrower is not in violation of any law, regulation or ordinance, or any order of any court or governmental authority, and no provision of the Loan Documents violates any applicable law, any covenants or restrictions affecting the Property, any order of any court or governmental authority or any contract or agreement binding on Borrower or the Property; (e) to the extent required by applicable law, Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be owing; (f) the Plans are complete in all material respects, contain all necessary detail and are adequate for construction of the Improvements, are satisfactory to Borrower, have been approved by all applicable governmental authorities, have been accepted by each contractor, and comply with the Loan Documents and all applicable laws, restrictive covenants, and governmental requirements, rules, and regulations; (g) the Land is not part of a larger tract of land owned by Borrower or any of its affiliates or any Guarantor, is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Deed of Trust, and constitutes a separate tax lot or lots with a separate tax assessment or assessments for the Land and Improvements, independent of those for any other lands or improvements; (h) the Land and Improvements comply with all laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (i) the Plans do, and the Improvements when constructed will, comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (j) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other law or governmental requirement; (k) the construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project; (l) the Financial Statements delivered to Lender are true, correct, and complete in all material respects, and there has been no material change of Borrower’s or Guarantor’s financial condition from the financial condition of Borrower or Guarantor (as the case may be) indicated in such Financial Statements; (m) all utility services necessary for the development of the Land and the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including electric and natural gas facilities, telephone service, water supply, storm and sanitary sewer facilities; (n) Borrower has all rights of way necessary to access the Property and Plant for its Intended Use as a refinery; (o) Borrower has all rights of way and Government Permits to access, build and run the Pipelines; and the existing Plant and the Plant under construction for the Intended Use;  (p) Borrower has sufficient water rights and water to build and run the Property, the Project and the Pipelines; (q) except as otherwise provided for in the Loan Documents, the Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property; (r) the current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non-complying use, nonconforming use or other special exception, all use restrictions of any governmental authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto; (s) attached hereto as Exhibit “H” is a list of all bonds required in connection with completion of the Improvements, and to the best of Borrower’s knowledge, no other bonds or other security are currently required or will be required prior to completion of the Improvements; and (t) the Borrower shall by April 30, 2008 obtain all operating Permits to operate the Plant for its Intended Use; (u) the Borrower shall by April 30, 2008 obtain and deliver a Phase I environmental report on the Property in a form and from a company acceptable to Lender; (v) take all action reasonably required to file for all operating permits for the Plant’s Intended Use so the permits will be issued by April 30, 2008; (x) Borrower has a written contract with Interline Resources Corporation and its affiliates that it has full access to all of Interline Resources Corporation and its affiliates’ Pipelines and neither Borrower nor Lender have any costs or expenses associated with the use of the Pipelines; (y) on or before February 1, 2008, Borrower shall cause Interline Resources Corporation to provide evidence of good title, to the sole satisfaction of Lender, to the Pipeline and cause Interline Resources Corporation to pledge the Pipeline to Lender as security for Guaranty; (z) Borrower has obtained the necessary Government Permits for constructing the Plant and will by April 30, 2008 obtain the necessary Government Permits for operating the Plant for its Intended Use and such Government Permits will authorize operation of all equipment at the Plant and enable the Plant to refine crude oil and/or condensates that are reasonably available; (aa) the Plant will be capable of producing saleable grades and quantities of naphthalene and diesel (for nonroad engines) under the current construction permits and operating permit(s) that will be obtained by April 30, 2008; (bb) Borrower will obtain all necessary safety, environmental and operations training for personnel operating the Plant; (cc) Borrower will generate and update all necessary plans and protocols for emergency planning, prevention, response and reporting requirements; (dd) Borrower will submit all necessary reports and notifications to federal, state and local authorities for normal operations as well as accidents and emergencies at the Plant; (ee) Borrower has met and will maintain all necessary criteria to qualify for (“NRLM”) diesel fuel small refinery status with a baseline capacity of 4,000 barrels per day of crude oil and/or condensate under 40 C.F.R. Part 80 through May 31, 2014; (ff) there is no pending or threatened litigation regarding environmental conditions on the Land or at the Plant; (gg) the Plant has adequate storage facilities and commercial outlets for all products and by-products, including but not limited to, naphthalene, diesel and reduced crude to continuously operate the Plant at the baseline capacity for its Intended Use; (hh) Borrower has necessary registrations, permits and management plans for handling all waste materials generated at the Plant; (ii) there are no conditions on the Land or at the Plant that require remediation or notification of federal, state or local authorities; (jj) Borrower will satisfy any financial assurances required under the Government Permits; and (kk) the Land is not subject to any environmental liens or institutional controls.

ARTICLE 4 DEFAULT AND REMEDIES

4.1

Events of Default.  The occurrence of any one of the following shall be a default under this Agreement (“Default”): (a) any of the Indebtedness is not paid when due, whether on the scheduled due date or upon acceleration, maturity or otherwise; (b) any covenant, agreement, condition, representation or warranty in this Agreement (other than covenants to pay the Indebtedness and other than Defaults expressly listed in this Section 4.1) is not fully and timely performed, observed or kept; (c) the occurrence of a Default under any other Loan Document (taking into account any applicable notice and cure period set forth in such Loan Document); (d) construction of the Improvements ceases for more than ten (10) days (whether or not consecutive) except for Excusable Delays; (e) the construction of the Improvements, or any materials for which an advance has been requested, fails to comply with the Plans, the Loan Documents, any laws or governmental requirements, or any applicable restrictive covenants; (f) Borrower fails to satisfy any condition precedent to the obligation of Lender to make an advance; (g) construction of the Improvements is abandoned, Lender determines that construction of the Improvements in accordance with this Agreement will not be completed on or before the Completion Date, or Borrower fails to complete construction of the Improvements (and obtain all applicable permits, licenses, certificates and approvals) in accordance with this Agreement on or before the Completion Date; (h) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect; (i) construction is enjoined or Borrower or Lender is enjoined or prohibited from performing any of its respective obligations under any of the Loan Documents; (j) Borrower enters into any lease of part or all of the Property which does not comply with the Loan Documents; (k) a lien for the performance of work or the supply of materials which is established against the Property, or any stop notice served on Borrower, the general contractor or Lender, remains unsatisfied or unbonded for a period of twenty (20) days after the date of filing or service; (l) the occurrence of any condition or situation which, in the sole determination of Lender, constitutes a danger to or impairment of the Property or the lien of the Deed of Trust, if such condition or situation is not remedied within ten (10) days after written notice to the Borrower thereof; (m) the entry of a judgment against Borrower or any Guarantor or the issuance of any attachment, sequestration, or similar writ levied upon any of its property which is not discharged within a period of ten (10) days; (n) Lender determines that a material adverse change has occurred in the financial condition of Borrower or any Guarantor or in the condition of the Property; (o) access to any of the Pipelines or the use thereof is impaired, delayed or denied; (p) any impairment of the use of the water wells for the Property or any utility services of the Property; (q) the insolvency of the Borrower or any Guarantor; (r)  the failure to use the Plant for its Intended Use or have the Government permits to run and operate the plant for its Intended Use or have the Government Permits to own and operate the Plant for its Intended Use; and (s) a default occurs under any other Loan Document which is not cured within any applicable notice and cure period provided therein.

4.2

Remedies, Including Power of Attorney.  Upon a Default, Lender at its election may (but shall not be obligated to), without notice, do any one or more of the following: (a) terminate its commitment to lend and any obligation to disburse any Borrower’s Deposit hereunder; (b) terminate any obligation to extend any other credit to or for the account of Borrower; (c) reduce any claim to judgment; (d) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, law, equity or otherwise, including obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Deed of Trust; (e) in its own name or in the name of Borrower, enter into possession of the Property, perform all work necessary to complete construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants, and continue to employ Borrower’s architect, engineer and any contractor pursuant to the applicable contracts or otherwise; or (f) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any Indebtedness.

As additional security for the Obligations, Borrower hereby appoints Lender or any officer of Lender as Borrower’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution, to do any of the following in Borrower’s name upon the occurrence of a Default:  (i) use such sums as are necessary, including any proceeds of the Loan, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required, or as Lender may otherwise consider desirable, for the purpose of completing construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants; (ii) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements; (iii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (iv) do every act with respect to the construction of the Improvements that Borrower may do; (v) prosecute or defend any action or proceeding incident to the Property, (vi) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements.  Any authority exercised under the foregoing power of attorney may be exercised for Lender’s benefit and need not be exercised for Borrower’s best interest.  Any amounts expended by Lender to construct or complete the Improvements or in connection with the exercise of its remedies herein shall be deemed to have been advanced to Borrower hereunder as a demand obligation owing by Borrower to Lender and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein.  Lender shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein.  No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Deed of Trust following any Default as aforesaid, or any other option granted to Lender hereunder in any one or more instances, or the acceptances by Lender of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect.  No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedies provided for in the Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Note or any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute.  Every right, power and remedy given to Lender by this Agreement, the Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, the Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender.

ARTICLE 5 GENERAL TERMS AND CONDITIONS

5.1

Lender’s Consent.  Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Lender’s judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Lender; and (c) free from any limitation or requirement of reasonableness.  Notwithstanding any approvals or consents by Lender, Lender has no obligation or responsibility whatsoever for the adequacy, form or content of the Plans, the Budget, any contract, any change order, any lease, or any other matter incident to the Property or the construction of the Improvements.  Lender’s acceptance of an assignment of the Plans shall not constitute approval of the Plans.  Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for Lender’s protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, or relieve Borrower of any of Borrower’s obligations.  Borrower has selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project.  Lender has no duty to supervise or to inspect the Property or the construction of the Improvements nor any duty of care to Borrower or any other person to protect against, or inform Borrower or any other person of the existence of, negligent, faulty, inadequate or defective design or construction of the Improvements.  Lender shall not be liable or responsible for, and Borrower shall indemnify Lender for, from and against any claim, action, loss or cost (including attorney’s fees and costs) arising from or relating to (i) any defect in the Property or the Improvements, (ii) the performance or default of Borrower, Borrower’s surveyors, architects, engineers, contractors, the Construction Consultant, or any other person, (iii) any failure to construct, complete, protect or insure the Improvements, (iv) the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or (v) the performance of any obligation of Borrower whatsoever.  Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.  Inspection shall not constitute an acknowledgment or representation by Lender or the Construction Consultant that there has been or will be compliance with the Plans, the Loan Documents, or applicable laws, governmental requirements and restrictive covenants, or that the construction is free from defective materials or workmanship.  Inspection, whether or not followed by notice of Default, shall not constitute a waiver of any Default then existing, or a waiver of Lender’s right thereafter to insist that the Improvements be constructed in accordance with the Plans, the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants.  Lender’s failure to inspect shall not constitute a waiver of any of Lender’s rights under the Loan Documents or at law or in equity.

5.2

Miscellaneous.  This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The Loan Documents are for the sole benefit of Lender and Borrower and are not for the benefit of any third party.  A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances.  Time shall be of the essence with respect to Borrower’s obligations under the Loan Documents.  This Agreement, and its validity, enforcement and interpretation, shall be governed by Utah law (without regard to any conflict of laws principles) and applicable United States federal law.

5.3

Notices.  All notices, requests, consents, demands and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing and, unless and to the extent otherwise specifically provided in such other Loan Document or specifically required by applicable law, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, by registered or certified United States mail, postage prepaid, or by facsimile (with a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed at the addresses set forth at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute or rule of court shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

5.4

Successors and Assigns.  This Agreement shall be binding upon Borrower, and Borrower’s heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns; provided, however, that Borrower shall not assign, transfer or encumber its rights or obligations under any Loan Document, or any proceeds of the Loan, or its interest in the Property without the prior written consent of Lender.

5.5

Sale/Assignment of Loan.  Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants.  Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan and credit or other information on the Project, Borrower, any of Borrower’s principals and any Guarantor, to any actual or prospective assignee or participant to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender’s reasonable judgment.  Borrower shall execute, acknowledge, and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to the Loan Documents as such person(s) would have if such person(s) were Lender hereunder.

5.6

Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement thereof is asserted.  This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of Lender’s obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of Lender (and any other provisions herein specified to survive) shall survive payment in full of the Indebtedness and any release or termination of this Agreement or of any other Loan Documents.

5.7

Costs and Expenses.  Without limiting any Loan Document and to the extent not prohibited by applicable laws, Borrower shall pay when due, shall reimburse to Lender on demand and shall indemnify Lender from, all out-of-pocket fees, costs, and expenses paid or incurred by Lender in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of Borrower or the exercise of any right or remedy of Lender, including (a) all fees and expenses of Lender’s in-house and outside legal counsel; (b) fees and charges of each Construction Consultant, if any, inspector and engineer; (c) appraisal, re-appraisal and survey costs; (d) title insurance charges and premiums; (e) title search or examination costs, including abstracts, abstractors’ certificates and uniform commercial code searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees.  Borrower shall pay all costs and expenses incurred by Lender, including attorneys’ fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings.  Borrower shall pay all costs and expenses of complying with the Loan Documents, whether or not such costs and expenses are included in the Budget.  Borrower’s obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the obligations, the release or reconveyance of any of the Loan Documents, the foreclosure of the Deed of Trust or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

5.8

Further Assurances.  Borrower will, upon Lender’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Lender deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Lender deems necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any agency having jurisdiction over Lender.

5.9

Inducement to Lender.  The representations and warranties contained in this Agreement and the other Loan Documents (a) are made to induce Lender to make the Loan and extend any other credit to or for the account of the Borrower pursuant hereto, and Lender is relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving Borrower, Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure.

5.10

Forum.  Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in Utah and to the jurisdiction of any state court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness.  Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Borrower hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in Utah may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice stated in the Loan Documents, or at a subsequent address of which Lender received actual notice from Borrower in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

5.11

Interpretation.  References to “Dollars,” “$,” “money,” “payments” or other similar financial or monetary terms are references to lawful money of the United States of America.  References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement.  Words of any gender shall include each other gender.  Words in the singular shall include the plural and words in the plural shall include the singular.  References to Borrower or Guarantor shall mean, each person comprising same, jointly and severally.  References to persons shall include both natural persons and any legal entities, including public or governmental bodies, agencies or instrumentalities.  Unless otherwise specified herein, all references to “business days” for the purpose of calculating time periods shall be based upon business days during which the Lender is open for business operation, excluding Saturdays and Sundays.  The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Agreement (including the attached exhibits) and not to any particular provision or section.  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”  Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

5.12

No Partnership, etc.  The relationship between Lender and Borrower is solely that of lender and borrower.  Lender has no fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents.  Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Lender or in any way make Lender a co-principal with Borrower with reference to the Project, the Property or otherwise.  In no event shall Lender’s rights and interests under the Loan Documents be construed to give Lender the right to control, or be deemed to indicate that Lender is in control of, the business, properties, management or operations of Borrower.

5.13

Records.  The unpaid amount of the Loan and the amount of any other credit extended by Lender to or for the account of Borrower set forth on the books and records of Lender shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on Lender’s books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loan when due.

5.14

Entire Agreement.  The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents.  In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents.  Lender has not made any commitments to extend the term of the Loan past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents.  Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

5.15

Reservations of Rights.  Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver.  Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.  At Lender’s option, foreclosure under a deed of trust may be accomplished by any of the following:  the exercise of a power of sale under the deed of trust, or by judicial sale under the deed of trust, or by judicial foreclosure.  Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.  No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

5.16

Counterparts.  This Agreement may be executed in as many counterparts as necessary or convenient and counterparts, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.  The Parties to accept signatures received by facsimile or other electronic means as original signatures.

5.17

Conflict in Documents.  If it is determined to be an inconsistency between or among any of the Loan Documents, and this Agreement, the provisions of this Agreement shall prevail.

5.18

Lien Release.  A Lender shall have no obligation to record any deeds of reconveyance, termination of financing statements or release of other security instruments until the Borrower has executed and delivered to Lender a general release, releasing Lender from any liability that is connected to the credit extended hereunder.

5.19

Disclaimer for Negligence.  Lender shall not be liable for any claims, demands, losses or damages made or claimed to be suffered by Borrower except as such may arise through or could be caused by Lender’s gross negligence or willfulness conduct.

5.20

Limitation of Consequential Damages.  Lender shall not be responsible for any lost profits of Borrower arising from any breach of contract, tort (excluding Lender’s gross negligence or willfulness conduct) for any other wrong arising from the establishment, administration or collection of the credit extended hereunder.

5.21

JURY TRIAL WAIVER.  LENDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION PROCEEDING CLAIM OR COUNTER-CLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.  NO OFFICER OF LENDER HAS AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

5.22

INTEGRATION.  THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

EXECUTED and DELIVERED as of September _____, 2007.

BORROWER:

Borrower’s Address for Notices:

NORTHCUT REFINING,
a Wyoming limited liability company

NORTHCUT REFINING, LLC
160 West Canyon Crest
Alpine, Utah  84004

By:

Name:

Title:

The Federal Tax Identification Number

of Borrower:

EIN ____________________

LENDER:

Lender’s Address for Notices:

PRIVATE CAPITAL GROUP, INC.,
a Utah corporation

PRIVATE CAPITAL GROUP, INC.
486 West 50th North
American Fork, Utah  84003

By:

Name:

Title:

EXHIBIT “A”
LEGAL DESCRIPTION OF PROPERTY

All that parcel or parcels of real property located in Salt Lake County, State of Utah, and more particularly described as follows Converse County; State of Wyoming:

A tract of land located in the South half of the Northeast quarter and the North half of the Southeast quarter of Section 9, Township 35 North, Range 70 West of the 6th Principal Meridian, Converse County, Wyoming, described as follows:

Commencing at a found 5/8 inch steel rebar on the Easterly boundary of Wyoming Highway No. 59 from which the Northeast corner of said Section 9 lies North 45 degrees 32 minutes 43 seconds East, a distance of 2065.09 feet; thence South 06 degrees 09 minutes 42 seconds East along the said Easterly boundary of Wyoming Highway No. 59, a distance of 881.68 feet (formerly described as South 05 degrees 51 minutes East, a distance of 882.00 feet) to a found 1/2 inch steel rebar; thence South 05 degrees 53 minutes 05 seconds East (formerly described as South 05 degrees 051 minutes East) along the said Easterly boundary of Wyoming Highway No. 59 a distance of 77.03 feet to a 5/8 inch steel rebar with survey cap and the TRUE POINT OF BEGINNING; thence North 83 degrees 48 minutes 41 seconds East, a distance of 419.81 feet to a 5/8 inch steel rebar with survey cap; thence North 06 degrees 11 minutes 12 seconds West, a distance of 17.05 feet to a 5/8 inch steel rebar with survey cap; thence North 78 degrees 44 minutes 41 seconds East, a distance of 373.09 feet to a 5/8 inch steel rebar with survey cap; thence South 06 degrees 11 minutes 19 seconds East a distance of 291.40 feet to a 5/8 inch steel rebar with survey cap; thence North 83 degrees 48 minutes 41 seconds East, a distance of 140.80 feet to a 5/8 inch steel rebar with survey cap; thence South 05 degrees 52 minutes 53 seconds East, a distance of 615,10 feet (formerly described as South 05 degrees 51 minutes East) to a found 1/2 inch steel rebar; thence South 83 degrees 50 minutes 20 seconds West, a distance of 933.47 feet (formerly described as South 84 degrees 09 minutes West, a distance of 933.40 feet) to a found 1/2 inch steel rebar with survey cap on the said Easterly boundary of Wyoming Highway No. 59; thence North 05 degrees 53 minutes 05 seconds West (formerly described as North 05 degrees 51 minutes West) along the said Easterly boundary of Wyoming Highway No. 59, a distance of 856.06 feet to the POINT OF BEGINNING.

EXHIBIT “B”
BASIC INFORMATION

A.

FINANCIAL STATEMENTS:

Borrower shall provide or cause to be provided to Lender all of the following:

1.

Financial Statements of Borrower, including a self prepared balance sheet and income statement prepared as of the end of each fiscal calendar quarter and delivered to Lender before each April 15, July 15, October 15 and January 15, certified by the Borrower’s accountant to be true and correct subject to year-end adjustments.

2.

Production Reports, on or before the 15th day of each month, in a form satisfactory to Lender, showing production from the Plant for the prior month and on a comparative basis showing month-by-month production for the previous twenty-four (24) months.

3.

Financial Statement as of Guarantor and Borrower:  annual Financial Statements, including a self prepared balance sheet and income statement, dated December 31, due by February 15 of each year.

4.

Audit year-end Financial statements of Borrower, due by March 15 of each year, including balance sheet and income statements and other reports typical for businesses similar to Borrower’s from an accounting firm acceptable to Lender.

5.

Prior to commencement of operations of the Improvements, a capital and operating budget for the Property for its first fiscal year (or portion thereof) of operations; and after commencement of operations in the Improvements:  (i) prior to the beginning of each fiscal year of Borrower, a capital and operating budget for the Property; (ii) for each month (and for the fiscal year through the end of that month) (A) a statement of all income and expenses in connection with the Property, and (B) items provided under this paragraph shall be in form and detail satisfactory to Lender.

6.

Copies of filed federal and state income tax returns together with all supporting schedules and K1s of Borrower and Guarantor for each taxable year, within thirty (30) days after filing but in any event not later than November 1 of each year.  If any tax return is not filed on or before such initial due date, a copy(ies) of the IRS extension form(s) (reflecting the approval when required for the extension) must also be provided to Lender.

7.

As requested by Lender, a schedule of all of Borrower’s and Guarantor’s real and personal property including statements as for current estimated market value.

8.

From time to time promptly after Lender’s request, such additional information, reports and statements respecting the Property, the Plant and the Improvements, or the business operations and financial condition of each reporting party, as Lender may reasonably request.

All Financial Statements shall be in form and detail satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement of the reporting party’s financial position.  All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the reporting party satisfactory to Lender.  All Financial Statements for a reporting party who is an individual shall be on Lender’s then-current personal financial statement form or in another form satisfactory to Lender.  All fiscal year-end Financial Statements of Borrower shall be audited and certified, without any qualification or exception not acceptable to Lender, by independent certified public accountants acceptable to Lender, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

EXHIBIT “C”
CONDITIONS PRECEDENT TO ADVANCES – DEFAULT

As conditions precedent to the Advances of Loan proceeds, all of the following requirements shall be satisfied.  If a condition must be met on a day subsequent to closing of the Loan, the condition shall be a condition subsequent and must be completed for advances after the date of the condition and failure to timely satisfy a condition by the due date is a default of the Loan:

1.

Fees and Expenses.  Lender shall have received any and all required commitment or loan fee(s), and other fees required by the Lender at closing and Borrower shall have paid all other fees, costs and expenses (including the fees and costs of Lender’s counsel) then required to be paid pursuant to this Agreement and all other Loan Documents, including, without limitation, all fees, costs and expenses that Borrower is required to pay pursuant to any loan application or commitment.

2.

Financial Statements.  Lender shall have received and approved the Financial Statements of Borrower and Guarantor or any other party required by any loan application or commitment or otherwise required by Lender.

3.

Appraisal .  Within sixty (60) days after substantial completion of the Plant, but not later than April 1, 2008, Lender shall have received an appraisal of the as-built refinery, together with all improvements, showing an Appraised Value of not less than Eighteen Million Dollars ($18,000,000).  The appraiser and appraisal must be satisfactory to Lender (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by Lender at Borrower’s expense.

4.

Draw Schedule and Budget.  Lender shall have received and approved Borrower’s proposed cash flow, draw schedule, and construction schedule for the Project, and Lender shall be satisfied, in its sole discretion, that the Improvements may be completed in accordance with the construction schedule and for costs not exceeding those set forth in the Budget.

5.

Authorization.  Lender shall have received and approved evidence Lender requires of the existence, good standing, authority and capacity of Borrower, each Guarantor, and their respective constituent partners, members, managers and owners (however remote) to execute, deliver and perform their respective obligations to Lender under the Loan Documents, including:

(a)

For each partnership (including a joint venture or limited partnership):  (i) a true and complete copy of an executed partnership agreement or limited partnership agreement, and all amendments thereto; (ii) for each limited partnership, a copy of the certificate of limited partnership and all amendments thereto accompanied by a certificate issued by the appropriate governmental official of the jurisdiction of formation that the copy is true and complete, and satisfactory evidence of registration or qualification to do business in the state where Borrower’s principal place of business is located and the state where the Project is located, and (iii) a partnership affidavit certifying who will be authorized to execute or attest any of the Loan Documents, and a true and complete copy of the partnership resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents.

(b)

For each corporation:  (i) a true and complete copy of its articles of incorporation and by-laws, and all amendments thereto, a certificate of incumbency of all of its officers who are authorized to execute or attest to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents; and (ii) certificates of existence, good standing and qualification to do business issued by the appropriate governmental officials in the state of its formation and, if different, the state in which the Project is located.

(c)

For each limited liability company or limited liability partnership:  (i) a true and complete copy of the articles of organization and operating agreement, and all amendments thereto, a certificate of incumbency of all of its members who are authorized to execute or attest to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents; and (ii) certificates of existence, good standing and qualification to do business issued by appropriate governmental officials in the state of its formation and, if different, the state in which the Property is located.

(d)

For each entity or organization that is not a corporation, partnership, limited partnership, joint venture, limited liability company or limited liability partnership, a copy of each document creating it or governing the existence, operation, power or authority of it or its representatives.

(e)

All certificates, resolutions, and consents required by Lender applicable to the foregoing.

6.

Loan Documents.  Borrower, Guarantor and each other person required by Lender shall have duly executed, acknowledged and/or sworn to as required, and delivered to Lender all Loan Documents then required by Lender, dated the date of this Agreement, each in form and content satisfactory to Lender, the Deed of Trust shall have been recorded in the official records of the city or county in which the Property is located and UCC-1 financing statements shall have been filed in all filing offices that Lender may require.

7.

Opinions.  Lender shall have received the written opinion of counsel satisfactory to Lender for the Borrower, each Guarantor, and any other persons or entities addressed to Lender, dated the date of this Agreement.

8.

Survey; No Special Flood Hazard.  On or before February 1, 2008, Lender shall have received (a) two (2)  prints of an original survey of the Land and improvements thereon satisfactory to Lender and the Title Insurer and otherwise complying with Exhibit “G”, and (b) a flood insurance policy in an amount equal to the lesser of the maximum Loan amount or the maximum amount of flood insurance available under the Flood Disaster Protection Act of 1973, as amended, and otherwise in compliance with the requirements of the Loan Documents, or evidence satisfactory to Lender that none of the Land is located in a flood hazard area.

9.

Title Insurance.  Lender shall have received and approved an ALTA extended coverage title insurance policy, issued by the Title Insurer (which shall be approved by the Lender) in the maximum amount of the Loan plus any other amount secured by the Deed of Trust, on a coinsurance and/or reinsurance basis if and as required by Lender, insuring without exclusion or exception for creditors’ rights that the Deed of Trust constitutes a valid lien covering the Land and all Improvements thereon, having the priority required by Lender and subject only to those exceptions and encumbrances (regardless of rank or priority) Lender approves, in a form acceptable to Lender, and with all “standard” exceptions which can be deleted, including the exception for matters which a current survey would show, deleted to the fullest extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor permitted; containing no exception for standby fees or real estate taxes or assessments other than those for the year in which the closing occurs to the extent the same are not then due and payable and endorsed “not yet due and payable” and no exception for subsequent assessments for prior years; providing full coverage against mechanics’ and materialmen’s’ liens to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring that no restrictive covenants shown in the Title Insurance have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title; insuring all appurtenant easements; insuring that fee simple indefeasible or marketable (as coverage is available) fee simple title to the Land and Improvements is vested in Borrower; containing such affirmative coverage and endorsements as Lender may require and are available under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring any easements, leasehold estates or other matters appurtenant to or benefiting the Land and/or the Improvements as part of the insured estate; insuring the right of access to the Land to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; and containing provisions acceptable to Lender regarding advances and/or readvances of Loan funds after closing.  Borrower and Borrower’s counsel shall not have any interest, direct or indirect, in the Title Insurer (or its agent) or any portion of the premium paid for the Title Insurance.

10.

Plans.  Lender shall have received and approved one (1) true and correct copies of all existing Plans (including the site plan), together with satisfactory evidence that all applicable governmental authorities, Borrower, Borrower’s architect, engineer, and contractor’s have approved the same.

11.

Contracts.  Lender shall have received and approved (a) a list containing the names and addresses of all existing material contractors, architects, engineers, and other suppliers of services and materials for the Project, their respective contract amounts, and a copy of their contracts; and (b) duly executed, acknowledged and delivered originals from each contractor, architect, engineer, subcontractor, or supplier of services or materials required by Lender.  As used herein, “material” party is one whose contract price exceeds $50,000 in the aggregate.

12.

Insurance Policies.  Lender shall have received and approved the insurance policies now or hereafter required by Lender, together with evidence satisfactory to Lender that all premiums therefor have been paid for a period of not less than one (1) year from the date of this Agreement and that the policies are in full force and effect  Borrower shall initially provide proof of the following insurance: (1) mortgagee title insurance issued to Lender covering the Premises as required by Lender without exception for mechanics’ liens; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called “all-risk” coverage and against such other insurable hazards as Lender may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and Lender from becoming a coinsurer, such insurance to be in builder’s risk (non-reporting) form during and with respect to any construction on the Premises in an amount of not less than Eleven Million Five Hundred Thousand Dollars ($11,500,000); (3) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available; (4) comprehensive general public liability insurance in an amount of not less than Ten Million Dollars ($10,000,000), on an “occurrence” basis, for the benefit of Borrower and Lender as named insureds; (5) workers’ compensation and employer’s liability insurance covering all claims and liabilities, whether arising under statute, common law or civil law, in relation to the death of or injury to any of Borrower's employees or any persons deemed to be its employees, on or in connection with the Project.  This insurance must provide cover in respect of each and every claim for an amount not less than the minimum statutory requirements; (6) on or before January 1, 2008, pollution insurance of at least Five Million Dollars ($5,000,000); and (7) such other insurance on the Property as may from time to time be required by Lender (including but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.  All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Lender, and shall require not less than thirty (30) days’ prior written notice to Lender of any cancellation or change of coverage.  All insurance policies maintained, or caused to be maintained, by Borrower with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Borrower or Lender and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.  If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Lender’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall, in each instance promptly upon the request of Lender and at Borrower’s expense, obtain and deliver to Lender a like policy (or, if and to the extent permitted by Lender, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Agreement or such other Loan Document, as the case may be.  Without limiting the discretion of Lender with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Lender as mortgagee and Loss Payee with loss proceeds payable to Lender notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Lender under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.  The originals of each initial insurance policy (or to the extent permitted by Lender, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Lender at the time of execution of this Agreement, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Lender, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces.  Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Lender evidence satisfactory to Lender of the timely payment thereof.  If any loss occurs at any time when Borrower has failed to perform Borrower’s covenants and agreements in this paragraph, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Lender.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Borrower’s right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies.  Lender shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Lender on demand.  Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower.  Any such proceeds received by Lender shall, after deduction therefrom of all reasonable expenses actually incurred by Lender, including attorneys’ fees, at Lender’s option be (1) released to Borrower, or (2) applied (upon compliance with such terms and conditions as may be required by Lender) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Lender, in its sole discretion, may elect, whether or not due.  In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

13.

Environmental Compliance/Report.  Lender shall have received and approved evidence satisfactory to Lender that no portion of the Land is “wetlands” under any applicable law and that the Land does not contain and is not within or near any area designated as a hazardous waste site by any governmental authority, that neither the Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon and/or petroleum products) under any law or governmental requirement pertaining to health or the environment, and that neither the Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean-up or other obligation under any law or governmental requirement pertaining to health or the environment including without limitation, a written report of an environmental assessment of the Property, made within one hundred eighty (180) days prior to the date of this Agreement, by an engineering firm, and of a scope and in form and content satisfactory to Lender, complying with Lender’s established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in the Property, and such additional evidence as may be required by Lender.  All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to Lender.

14.

Soil Reports.  Lender shall have received and approved a soil composition and test boring report and a foundation report satisfactory to Lender regarding the Land, made within one hundred eighty (180) days of the date of this Agreement, by a licensed professional engineer satisfactory to Lender.

15.

Access, Utilities, and Laws.  On or before September 17, 2007, Lender shall have received and approved (a) satisfactory evidence that the Property abuts and has fully adequate direct and free access to one or more public streets, dedicated to public use, fully installed and accepted by the appropriate governmental authority, that all fees, costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets which would adversely affect the Project; (b) letters from the applicable utility companies or governmental authorities confirming that all utilities necessary for the Improvements are available at the Land in sufficient capacity, together with evidence satisfactory to Lender of paid impact fees, utility reservation deposits, and connection fees required to assure the availability of such services; (c) satisfactory evidence that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Property permit the use for which the Property is intended and have been or will be complied with without the existence of any variance, non-complying use, nonconforming use or other special exception; (d) a true and correct copy of a valid building permit for the Improvements, together with all other consents, licenses, permits and approvals necessary for construction of the Improvements, all in assignable form (to the extent appropriate) and in full force and effect; (e) evidence satisfactory to Lender of compliance by Borrower and the Property, and the proposed construction, use and occupancy of the Improvements, with such other applicable laws and governmental requirements as Lender may request, including all laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, The Federal Architectural Barriers Act (42 U.S.C. § 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. § 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. § 794), and any applicable state requirements; and (f) written evidence satisfactory to Lender that construction of the Improvements on the Land is permissible under all federal, state and local statutes, regulations and rulings protecting tidal and non-tidal wetlands and other environmentally protected areas.  Notwithstanding the foregoing, Borrower shall have until November 7, 2007 to provide evidence of sufficient natural gas or utilities to run the Plant.

16.

Priority.  Lender shall have received and approved (a) evidence satisfactory to Lender that prior to and as of the time the Deed of Trust was filed for record (i) no activity or circumstance was visible on or near the Land which would constitute inception of a mechanic’s or materialmen’s lien against the Property; (ii) no contract, or memorandum thereof, for construction, design, surveying, or any other service relating to the Project has been filed for record in the county where the Property is located; and (iii) no mechanic’s or materialmen’s lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Property has been filed for record in the county where the Property is located or in any other public record which by law provides notice of claims or encumbrances regarding the Property; (b) a certificate or certificates of a reporting service acceptable to Lender, reflecting the results of searches made not earlier than ten (10) days prior to the date of this Agreement, (i) of the central and local Uniform Commercial Code records, showing no filings against any of the collateral for the Loan or against Borrower otherwise except as consented to by Lender; and (ii) if required by Lender, of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against Borrower or any Guarantor.

17.

Bonds.  If required by Lender at Lender’s option at any time, Lender shall have received and approved (a) a performance bond for each contractor, and for each subcontractor specified by Lender, in amount, form and content satisfactory to Lender and (b) a payment bond for each contractor, in form and content satisfactory to Lender, and if required by Lender duly recorded before any construction is commenced.  Each bond shall be issued by a corporate surety acceptable to Lender and authorized and admitted to do business and to execute bonds in the state where the Project is located.  Each bond on Exhibit H shall be in force and a copy of the bond delivered to Lender by September 14, 2007.

18.

Tax and Standby Fee Certificates.  Lender shall have received and approved satisfactory evidence (a) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property or any portion thereof; (b) that all taxes, standby fees and any other similar charges have been paid, including copies of receipts or statements marked “paid” by the appropriate authority; and (c) that the Land is a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements and that the Land is a separate legally subdivided parcel.

19.

Other Documents.  Borrower, any Guarantor, and any other person or entity, shall have delivered to Lender, in form and content satisfactory to Lender, such other documents and certificates as Lender may reasonably request.

EXHIBIT “D”
BUDGET

	Amount Paid	Date	Expected Completion Date
Well Draw Refinery Project	$0.00	7/2/2007 0:00	2/21/2008 17:00
Concrete	$0.00	7/30/2007 0:00	10/19/2007 17:00
Jerry Broome Concrete	$598,766.00	8/13/2007 0:00	10/19/2007 17:00
Dakota Steel Rebar 6/2/2006 Added recommended escalator	$56,950.00	7/30/2007 0:00	8/22/2007 17:00
Winter Construction Costs	$0.00	7/30/2007 0:00	7/30/2007 17:00
Mentor Concrete	$209,600.00	8/15/2007 0:00	10/19/2007 17:00
Sumps & Precast Concrete	$0.00	7/27/2007 0:00	9/28/2007 17:00
Oil Water Separator 100 GPM	$17,483.00	8/14/2007 0:00	9/28/2007 17:00
400 BBl Water Tank	$7,500.00	9/17/2007 0:00	9/24/2007 17:00
Rinker Materials	$54,301.00	7/28/2007 0:00	9/7/2007 17:00
Polycast Trench Geotech	$8,164.00	7/27/2007 0:00	8/20/2007 17:00
Sump Pumps	$14,084.00	8/7/2007 0:00	9/18/2007 17:00
Sump Heaters	$4,000.00	8/7/2007 0:00	9/18/2007 17:00
1 1/2" SDR 9 Pipe	$1,720.00	8/13/2007 0:00	8/27/2007 17:00
1 1/2" SDR 9 to 1 1/2" Steel	$315.00	8/13/2007 0:00	8/27/2007 17:00
1 1/2" SDR 9 90 Degrees	$64.00	8/13/2007 0:00	8/27/2007 17:00
1 1/2" SDR 9 45 Degrees	$87.00	8/13/2007 0:00	8/27/2007 17:00
1 1/2" SDR 9 Tee	$65.00	8/13/2007 0:00	8/27/2007 17:00
Crude Tank Liner	$0.00	7/3/2007 0:00	11/5/2007 17:00
Tank Foundation Liner	$0.00	7/3/2007 0:00	7/23/2007 17:00
Complete Containment Liner	$111,000.00	10/22/2007 0:00	11/5/2007 17:00
Pumps	$0.00	8/8/2007 0:00	11/13/2007 17:00
Hot Oil Pump Mth Quote #2006.01.23.02.NRA.A	$62,622.00	8/21/2007 0:00	11/5/2007 17:00
Vac Twr Chg Mth Quote #2006.04.24.01.NRA.B	$19,798.00	8/21/2007 0:00	10/22/2007 17:00
Diesel Reflux Mth Quote #2006.01.23.01.NRA.A	$22,412.00	8/21/2007 0:00	10/8/2007 17:00
Vac Twr Btm Mth Quote #2006.01.23.03.NRA.A	$18,160.00	8/21/2007 0:00	10/8/2007 17:00
Crude Unload Valley Quote # SQ-27732	$7,968.00	8/8/2007 0:00	9/14/2007 17:00
Reduce Crude Load Quote #SQ-27739A	$4,640.00	8/8/2007 0:00	9/14/2007 17:00
Diesel Loading Pump Valley Quote # SQ-27725	$7,052.00	8/8/2007 0:00	9/14/2007 17:00
Water Pump Valley Quote # SQ-27737&27738	$6,747.00	8/8/2007 0:00	9/14/2007 17:00
Gasoline Pump Valley Quote # SQ-27720	$3,526.00	8/8/2007 0:00	9/14/2007 17:00
Condensate Charge Valley Quote SQ-27715A	$3,848.00	8/8/2007 0:00	9/14/2007 17:00
Condensate Charge Valley Quote SQ-27716A	$3,848.00	8/8/2007 0:00	9/14/2007 17:00
Crude Charge Valley Quote SQ-27726A	$5,159.00	8/8/2007 0:00	9/14/2007 17:00
Crude Charge Valley Quote SQ-27727A	$5,159.00	8/8/2007 0:00	9/14/2007 17:00
Crude Reflux Valley Quote SQ-27729A	$3,177.00	8/8/2007 0:00	9/14/2007 17:00
Crude Reflux Valley Quote SQ-27723A	$3,177.00	8/8/2007 0:00	9/14/2007 17:00
Condensate Loading P-760A & B	$0.00	8/8/2007 0:00	9/14/2007 17:00
Gasoline Loading Valley Quote SQ-27719	$4,607.00	8/8/2007 0:00	9/14/2007 17:00
Reichle Thomas	$63,600.00	8/8/2007 0:00	11/13/2007 17:00
Reichle Thomas	$63,600.00	8/8/2007 0:00	11/13/2007 17:00
Tanks	$0.00	7/27/2007 0:00	11/12/2007 17:00
Crude Tank CT-201 14500 BBL	$450,000.00	7/27/2007 0:00	10/3/2007 17:00
Gasoline SV-107 8500 BBL	$125,000.00	7/27/2007 0:00	10/26/2007 17:00
Condensate SV-108 14500 BBL	$450,000.00	7/27/2007 0:00	10/10/2007 17:00
Diesel DT-202 5000 BBL	$160,000.00	8/1/2007 0:00	10/10/2007 17:00
Diesel DT-203 5020 BBL	$160,000.00	8/1/2007 0:00	10/10/2007 17:00
Diesel DT-204 2000 BBL	$160,000.00	7/27/2007 0:00	10/24/2007 17:00
Reduced Crude CT-205 13700 BBL	$22,500.00	7/27/2007 0:00	10//2007 5:00:00 PM
Tank Mixer Jensen Model #620VA15 CT-201	$9,433.00	8/6/2007 0:00	11/12/2007 17:00
Tank Mixer Jensen Model #620VA15 SV-108	$8,595.00	8/6/2007 0:00	11/12/2007 17:00
Painting of tanks (Springtime Activity)	$71,850.00	7/27/2007 0:00	7/27/2007 17:00
Floating Roofs (CT-201/SV-108/SV-107)	$126,865.00	8/22/2007 0:00	10//2007 5:00:00 PM
Floating Roof Installation (Donako)	$0.00	10/18/2007 0:00	11/7/2007 17:00
Skids	$0.00	7/27/2007 0:00	11/29/2007 17:00
Skid #1 Condensate Charge Pump	$0.00	7/27/2007 0:00	9/28/2007 17:00
Skid Fabrication	$12,148.00	8/6/2007 0:00	9/28/2007 17:00
P-650A Pump ( Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-650B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-730 Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Skid #2 Crude Unit Reflux	$0.00	7/27/2007 0:00	9/28/2007 17:00
Skid Fabrication	$47,951.00	8/6/2007 0:00	9/28/2007 17:00
P-890A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-890B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-880A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-880B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Skid #3 Charge Exchangers	$37,852.00	8/6/2007 0:00	11/29/2007 17:00
Skid #4 Crude Unit OH Compressor	$0.00	7/30/2007 0:00	10/14/2007 17:00
Skid #5 Crude Unit Exchanger	$73,426.00	8/6/2007 0:00	9/28/2007 17:00
Skid #6 Vacuum Tower	$0.00	7/27/2007 0:00	11/22/2007 17:00
Skid Fabrication	$122,765.00	8/6/2007 0:00	9/28/2007 17:00
P-940 Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-860A Pump (Mth Pumps)	$0.00	7/27/2007 0:00	9/13/2007 17:00
P-860B Pump (Mth Pumps)	$0.00	7/27/2007 0:00	9/13/2007 17:00
P-870A Pump (Mth Pumps)	$0.00	7/27/2007 0:00	9/13/2007 17:00
P-870B Pump (Mth Pumps)	$0.00	7/27/2007 0:00	9/13/2007 17:00
P-810A Pump (Rietschle Thomas)	$0.00	7/27/2007 0:00	11/22/2007 17:00
P-810B Pump (Rietschle Thomas)	$0.00	7/27/2007 0:00	11/22/2007 17:00
P-810C Pump (Rietschle Thomas)	$0.00	7/27/2007 0:00	11/22/2007 17:00
Skid #7 Crude Unloading Rack	$0.00	7/27/2007 0:00	10/15/2007 17:00
Unloading Arms	$0.00	8/20/2007 0:00	10/15/2007 17:00
P-920A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-920B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Skid #8 Diesel Tank Farm	$0.00	7/27/2007 0:00	10/12/2007 17:00
Skid Fabrication	$0.00	8/6/2007 0:00	10/12/2007 17:00
P-930A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-930B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Skid #9 Crude Charge Pump	$0.00	7/27/2007 0:00	10/12/2007 17:00
Skid Fabrication	$23,952.00	8/6/2007 0:00	10/12/2007 17:00
P-920C Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-850A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-850B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Skid #10 Vacuum Tower	$16,646.00	7/30/2007 0:00	10/1/2007 17:00
Skid #11 Hot Oil Pumps	$0.00	7/27/2007 0:00	10/12/2007 17:00
Skid Fabrication	$91,194.00	8/6/2007 0:00	10/12/2007 17:00
P-780A Pump (Mth Pumps)	$0.00	7/27/2007 0:00	10/11/2007 17:00
P-780B Pump (Mth Pumps)	$0.00	7/27/2007 0:00	10/11/2007 17:00
Crude Bottoms	$0.00	7/27/2007 0:00	9/27/2007 17:00
P-690A Pump (Mth Pumps)	$0.00	7/27/2007 0:00	9/27/2007 17:00
P-690B Pump ( Mth Pumps)	$0.00	7/27/2007 0:00	9/27/2007 17:00
Condensate Unloading	$0.00	7/27/2007 0:00	10/15/2007 17:00
Unloading Arms	$0.00	8/20/2007 0:00	10/15/2007 17:00
P-760A Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
P-760B Pump (Valley Equip)	$0.00	7/27/2007 0:00	8/30/2007 17:00
Pipe Supports	$115,109.00	7/27/2007 0:00	9/15/2007 17:00
Contingency	$60,830.00	7/27/2007 0:00	7/27/2007 8:00
Towers Vessels	$0.00	7/2/2007 0:00	10/27/2007 17:00
Repair T-340 (Fruita)	$0.00	7/30/2007 0:00	9//2007 5:00:00 PM
Repair T-320	$0.00	7/27/2007 0:00	10/26/2007 17:00
Modify T-350 (Fruita)	$0.00	7/30/2007 0:00	10/7/2007 17:00
Tower Internals	$103,430.00	7/30/2007 0:00	10/27/2007 17:00
Install Tower Internals	$21,000.00	10/10/2007 0:00	10/26/2007 17:00
V-200	$0.00	7/27/2007 0:00	10/19/2007 17:00
V-270A	$0.00	7/27/2007 0:00	10/19/2007 17:00
54" Vessel in Fruita	$65,000.00	7/2/2007 0:00	7/2/2007 17:00
V-270B	$0.00	7/27/2007 0:00	10/19/2007 17:00
Heat Exchangers	$0.00	7/27/2007 0:00	9/9/2007 17:00
Lousiana Chemical E-	$16,250.00	7/27/2007 0:00	8/15/2007 17:00
Lousiana Chemical E-	$16,250.00	7/27/2007 0:00	8/15/2007 17:00
SunRay E-470	$18,000.00	7/27/2007 0:00	8/15/2007 17:00
SunRay E-510	$18,000.00	7/27/2007 0:00	8/15/2007 17:00
E-495 Diesel Cooler	$8,000.00	7/27/2007 0:00	8/15/2007 17:00
E-595 Crude Unit Heater Krueger	$29,970.00	7/27/2007 0:00	9/9/2007 17:00
Vortex Breaker	$1,500.00	7/27/2007 0:00	9/4/2007 17:00
JT Skid	$0.00	7/30/2007 0:00	10/15/2007 17:00
CE Con	$0.00	7/30/2007 0:00	10/15/2007 17:00
JT Skid	$39,280.00	7/30/2007 0:00	10/15/2007 17:00
Over Head Compressor	$0.00	7/30/2007 0:00	10/14/2007 17:00
CE Con	$0.00	7/30/2007 0:00	10/14/2007 17:00
Overhead Compressor Skid #4	$166,360.00	7/30/2007 0:00	10/14/2007 17:00
Insulation	$0.00	9/21/2007 0:00	11/27/2007 17:00
Produced Water Tank WT-206	$0.00	11/16/2007 0:00	11/26/2007 17:00
Sump Water Tank WT-207	$0.00	11/16/2007 0:00	11/26/2007 17:00
Fire Water Tank WT-208	$0.00	10/24/2007 0:00	10/31/2007 17:00
Hot Oil Drum	$0.00	10/26/2007 0:00	11/2/2007 17:00
De-Ethanizer Tower	$0.00	11/1/2007 0:00	11/15/2007 17:00
De-Propanizer Tower	$330,500.00	11/1/2007 0:00	11/15/2007 17:00
Piping etc.	$153,000.00	10/1/2007 0:00	10/26/2007 17:00
Repairs on T-350	$0.00	10/27/2007 0:00	11/10/2007 17:00
Repairs on T-340	$0.00	9/24/2007 0:00	10/8/2007 17:00
Reduce Crude Tank	$0.00	11/1/2007 0:00	11/9/2007 17:00
JLG's Rental	$0.00	9/21/2007 0:00	11/27/2007 17:00
Fire Water System	$0.00	7/31/2007 0:00	10/16/2007 17:00
Fire Water Monitors	$30,975.00	7/31/2007 0:00	8/30/2007 17:00
Fire Water Tank WT-208	$288,750.00	7/31/2007 0:00	10/16/2007 17:00
Fire Water Pump	$66,000.00	7/31/2007 0:00	9/13/2007 17:00
Foam Chamber DT 203	$1,450.00	9/11/2007 0:00	10/15/2007 17:00
Foam Chamber DT 204	$1,450.00	9/11/2007 0:00	10/15/2007 17:00
Foam Chamber CT-205	$1,850.00	9/11/2007 0:00	10/15/2007 17:00
Foam Chamber SV-107	$1,450.00	9/11/2007 0:00	10/15/2007 17:00
Foam Chamber SV-108	$1,450.00	9/11/2007 0:00	10/15/2007 17:00
Foam Chamber SV-109	$2,500.00	9/11/2007 0:00	10/15/2007 17:00
Pump Building	$20,000.00	8/6/2007 0:00	10/1/2007 17:00
Lay Plastic Pipe TerraFirma Contracting	$39,390.00	8/21/2007 0:00	8/28/2007 17:00
10" SDR 9 Pipe	$25,839.00	8/3/2007 0:00	8/20/2007 17:00
10" SDR 9 to 8" Steel Pipe	$520.00	8/3/2007 0:00	8/20/2007 17:00
10" SDR 9 90Degree	$2,216.00	8/3/2007 0:00	8/20/2007 17:00
10" SDR 9 45Degree	$780.00	8/3/2007 0:00	8/20/2007 17:00
10" SDR 9 Tee	$909.00	8/3/2007 0:00	8/20/2007 17:00
10" SDR 9 X	$349.00	8/3/2007 0:00	8/20/2007 17:00
10" X 6" SDR 9 Reducer	$453.00	8/3/2007 0:00	8/20/2007 17:00
6" SDR 9 Pipe	$2,975.00	8/3/2007 0:00	8/20/2007 17:00
6" SDR 9 to 6 " Steel	$1,190.00	8/3/2007 0:00	8/20/2007 17:00
6" SDR 9 90 Degree	$100.00	8/3/2007 0:00	8/20/2007 17:00
12" SDR 9	$3,356.00	8/3/2007 0:00	8/20/2007 17:00
12" SDR 9 to 12" Steel	$2,723.00	8/3/2007 0:00	8/20/2007 17:00
12" SDR 9 90 Degree	$866.00	8/3/2007 0:00	8/20/2007 17:00
12" SDR 9 45 Degree	$0.00	8/3/2007 0:00	8/20/2007 17:00
1 1/2" SDR 9 Pipe	$0.00	8/3/2007 0:00	8/20/2007 17:00
1 1/2" SDR 9 to 1 1/2" Steel	$0.00	8/3/2007 0:00	8/20/2007 17:00
1 1/2" SDR 9 90 Degree	$0.00	8/3/2007 0:00	8/20/2007 17:00
1 1/2" SDR 9 45 Degree	$0.00	8/3/2007 0:00	8/20/2007 17:00
1 1/2" SDR 9 Tee	$0.00	8/3/2007 0:00	8/20/2007 17:00
Electrical Parts	$0.00	8/15/2007 0:00	9/28/2007 17:00
MCC Sections	$15,000.00	8/15/2007 0:00	9/28/2007 17:00
Variable Freq Drive Fans	$4,577.00	8/15/2007 0:00	9/28/2007 17:00
Start Stop Stations	$1,650.00	8/15/2007 0:00	9/28/2007 17:00
MCC Section 1	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-920A	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-920B	$5,000.00	8/15/2007 0:00	9/28/2007 17:00
P-930	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-870A	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-870B	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-820A	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-820B	$0.00	8/15/2007 0:00	9/28/2007 17:00
MCC Section 2	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-810A	$5,000.00	8/15/2007 0:00	9/28/2007 17:00
P-810B	$0.00	8/15/2007 0:00	9/28/2007 17:00
	$0.00	8/15/2007 0:00	9/28/2007 17:00
MCC Section 3	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-860A	$5,000.00	8/15/2007 0:00	9/28/2007 17:00
P-860B	$0.00	8/15/2007 0:00	9/28/2007 17:00
Digital Out Module	$0.00	8/15/2007 0:00	9/28/2007 17:00
Conduit	$0.00	8/15/2007 0:00	9/28/2007 17:00
Power Runs	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-920A	$89.15	8/15/2007 0:00	9/28/2007 17:00
Two runs 1" Plastic One for Power One for Control	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-920B	$26.75	8/15/2007 0:00	8/15/2007 17:00
P-930	$187.68	8/15/2007 0:00	9/28/2007 17:00
P-850 A 3/4"	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-850B	$223.19	8/15/2007 0:00	9/28/2007 17:00
2" to JB1	$84.50	8/15/2007 0:00	9/28/2007 17:00
P-870A 80' 3/4" for JB1 to 870	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-870B	$139.00	8/15/2007 0:00	9/28/2007 17:00
P-820A 90' 3/4" from JB1 to 820	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-820B	$141.17	8/15/2007 0:00	9/28/2007 17:00
P-810A 90' 3/4" from JB1 to 810	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-810B	$141.17	8/15/2007 0:00	9/28/2007 17:00
2" to JB1	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-860A 100' 1 1/2" from JB1 to 860A	$139.09	8/15/2007 0:00	9/28/2007 17:00
P-860B 100' 1 1/2" from JB1 to 860B	$141.55	8/15/2007 0:00	9/28/2007 17:00
Wire	$0.00	8/15/2007 0:00	9/28/2007 17:00
transmitter wire	$572.00	8/15/2007 0:00	9/28/2007 17:00
2/0 Grounding Cable	$11,800.00	8/15/2007 0:00	9/28/2007 17:00
1 1/2"	$2,688.00	8/15/2007 0:00	9/28/2007 17:00
Loading Rack to MCC	$0.00	8/15/2007 0:00	9/28/2007 17:00
CT-201 to MCC	$0.00	8/15/2007 0:00	9/28/2007 17:00
Grounding Finished Product Tank Farm	$0.00	8/15/2007 0:00	9/28/2007 17:00
MCC to Plant	$0.00	8/15/2007 0:00	9/28/2007 17:00
Plant to Tank Farm	$0.00	8/15/2007 0:00	9/28/2007 17:00
Tank Farm to Loading Racks	$0.00	8/15/2007 0:00	9/28/2007 17:00
Plant to Furnace	$0.00	8/15/2007 0:00	9/28/2007 17:00
Plant to Flare	$2,187.85	8/15/2007 0:00	9/28/2007 17:00
#12	$1,067.36	8/15/2007 0:00	9/28/2007 17:00
#10	$653.40	8/15/2007 0:00	9/28/2007 17:00
#6	$650.18	8/15/2007 0:00	9/28/2007 17:00
#14 Control	$0.00	8/15/2007 0:00	9/28/2007 17:00
Loading Rack 3 SS Stations	$170.82	8/15/2007 0:00	9/28/2007 17:00
Tanks Farm 2 SS	$0.00	8/15/2007 0:00	9/28/2007 17:00
Digital In module	$650.00	8/15/2007 0:00	9/28/2007 17:00
Box	$650.00	8/15/2007 0:00	9/28/2007 17:00
Start Stop Stations	$806.20	8/15/2007 0:00	9/28/2007 17:00
MCC Sections	$5,000.00	8/15/2007 0:00	9/28/2007 17:00
Start Stop Stations	$750.00	8/15/2007 0:00	9/28/2007 17:00
Digital Out Module	$0.00	8/15/2007 0:00	9/28/2007 17:00
Conduit	$0.00	8/15/2007 0:00	9/28/2007 17:00
1" Plastic to Office	$88.00	8/15/2007 0:00	9/28/2007 17:00
Power Runs	$0.00	8/15/2007 0:00	9/28/2007 17:00
P-640A&B	$222.30	8/15/2007 0:00	9/28/2007 17:00
P-650A	$109.17	8/15/2007 0:00	9/28/2007 17:00
P-640 A 3/4"	$187.68	8/15/2007 0:00	9/28/2007 17:00
P-650 A 3/4"	$88.39	8/15/2007 0:00	9/28/2007 17:00
Wire	$0.00	8/15/2007 0:00	9/28/2007 17:00
2/0 Grounding Cable	$714.40	8/15/2007 0:00	9/28/2007 17:00
Plant to Tank Farm	$0.00	8/15/2007 0:00	9/28/2007 17:00
Tank Farm to Loading Racks	$0.00	8/15/2007 0:00	9/28/2007 17:00
#12	$113.43	8/15/2007 0:00	9/28/2007 17:00
#6	$726.26	8/15/2007 0:00	9/28/2007 17:00
#14 Control	$0.00	8/15/2007 0:00	9/28/2007 17:00
Loading Rack 3 SS Stations	$194.41	8/15/2007 0:00	9/28/2007 17:00
Digital In module	$650.00	8/15/2007 0:00	9/28/2007 17:00
Box Heater	$350.00	8/15/2007 0:00	9/28/2007 17:00
Start Stop Stations	$806.20	8/15/2007 0:00	9/28/2007 17:00
Lighting	$0.00	8/15/2007 0:00	9/28/2007 17:00
Lighting Panel	$5,700.00	8/15/2007 0:00	9/28/2007 17:00
Transformer	$400.00	8/15/2007 0:00	9/28/2007 17:00
Pole Lights	$56,000.00	8/15/2007 0:00	9/28/2007 17:00
Walkway Lights	$9,600.00	8/15/2007 0:00	9/28/2007 17:00
Loading Rack Lights	$12,800.00	8/15/2007 0:00	9/28/2007 17:00
Pipe Rack Lights	$12,000.00	8/15/2007 0:00	9/28/2007 17:00
Electrical Labor	$0.00	10/22/2007 0:00	11/20/2007 17:00
Electrical Contractor	$633,225.00	10/22/2007 0:00	11/20/2007 17:00
Install Furnace FI	$1,000.00	10/22/2007 0:00	11/20/2007 17:00
Skelly Station Wiring	$20,000.00	10/22/2007 0:00	11/20/2007 17:00
SV-107 Mixer	$2,800.00	10/22/2007 0:00	11/20/2007 17:00
FCV-850	$800.00	10/22/2007 0:00	11/20/2007 17:00
Flow Switch Combustor	$800.00	10/22/2007 0:00	11/20/2007 17:00
Conoco-Phillips Pipeline flow meter	$1,400.00	10/22/2007 0:00	11/20/2007 17:00
Level Transmitter SV111/112	$1,200.00	10/22/2007 0:00	11/20/2007 17:00
Tank Thermocouple Installation	$4,000.00	10/22/2007 0:00	11/20/2007 17:00
Instrument Parts	$0.00	10/1/2007 0:00	11/2/2007 17:00
Control Computers	$6,000.00	10/1/2007 0:00	11/2/2007 17:00
Tank Farm Level Gauges	$11,840.50	10/1/2007 0:00	11/2/2007 17:00
Analog In Module	$2,000.00	10/1/2007 0:00	11/2/2007 17:00
Junction Boxes	$30,000.00	10/1/2007 0:00	11/2/2007 17:00
Conduit to Box	$26.75	10/1/2007 0:00	11/2/2007 17:00
Miscellaneous	$20,187.68	10/1/2007 0:00	11/2/2007 17:00
Power to Box	$26.75	10/1/2007 0:00	11/2/2007 17:00
#12 THHN	$218.06	10/1/2007 0:00	11/2/2007 17:00
Box Heater	$150.00	10/1/2007 0:00	11/2/2007 17:00
Conduit	$785.20	10/1/2007 0:00	11/2/2007 17:00
Cable	$4,400.00	10/1/2007 0:00	11/2/2007 17:00
Flow switch combustor	$1,400.00	10/1/2007 0:00	11/2/2007 17:00
Site Glasses for Tanks	$19,750.00	10/1/2007 0:00	11/2/2007 17:00
Level Transmitters for Charge	$15,200.00	10/1/2007 0:00	11/2/2007 17:00
Flow Transmitters for Charge	$10,450.00	10/1/2007 0:00	11/2/2007 17:00
Sealed Capillaries	$950.00	10/1/2007 0:00	11/2/2007 17:00
Alarm Switches	$5,225.00	10/1/2007 0:00	11/2/2007 17:00
JB-5 Instrument Junction Box Tank Farm	$3,000.00	10/1/2007 0:00	11/2/2007 17:00
Modbus Cable to Office	$0.00	10/1/2007 0:00	11/2/2007 17:00
JB-3 Junction Box	$6,000.00	10/1/2007 0:00	11/2/2007 17:00
New Furnace Control Box	$25,000.00	10/1/2007 0:00	11/2/2007 17:00
Flow Indicator Furnace	$10,000.00	10/1/2007 0:00	11/2/2007 17:00
Board TI's for tanks	$1,750.00	10/1/2007 0:00	11/2/2007 17:00
Thermo Couple Wire	$1,500.00	10/1/2007 0:00	11/2/2007 17:00
Valves	$0.00	7/31/2007 0:00	8/29/2007 17:00
Pressure Regulator SV-111	$4,497.00	7/31/2007 0:00	8/29/2007 17:00
Pressure Regulator SV-112	$0.00	7/31/2007 0:00	8/29/2007 17:00
Control Valves	$47,151.00	7/31/2007 0:00	8/29/2007 17:00
Relief Valve 595	$3,100.00	7/31/2007 0:00	8/29/2007 17:00
Basket Strainers	$24,700.00	7/31/2007 0:00	8/29/2007 17:00
Basket Strainers with Air Eliminators	$3,020.00	7/31/2007 0:00	8/29/2007 17:00
Y Strainers for Spray tower Spray bars	$2,000.00	7/31/2007 0:00	8/29/2007 17:00
Diesel and Crude Filters	$23,334.00	7/31/2007 0:00	8/29/2007 17:00
Flow Solenoid P-760	$5,695.00	7/31/2007 0:00	8/29/2007 17:00
Valves	$62,812.00	7/31/2007 0:00	8/29/2007 17:00
Pipe & Fittings	$0.00	8/2/2007 0:00	9/14/2007 17:00
C&R Industries	$191,291.00	8/2/2007 0:00	8/2/2007 17:00
Slope Line	$12,000.00	8/6/2007 0:00	9/14/2007 17:00
Diesel Loading Top Tray Tower	$2,904.00	8/6/2007 0:00	9/14/2007 17:00
Field Welding	$0.00	8/20/2007 0:00	11//2007 5:00:00 PM
Hanson Welding & Fabrication	$902,820.00	8/20/2007 0:00	11//2007 5:00:00 PM
Slop Tank Line	$12,000.00	8/20/2007 0:00	10/15/2007 17:00
Roustabouts	$0.00	7/30/2007 0:00	10/27/2007 17:00
Terrafirma Contracting Inc	$520,410.00	7/30/2007 0:00	10/27/2007 17:00
Schmids Dozer - Gravel & Road Base	$55,903.00	8/6/2007 0:00	9/4/2007 17:00
Loading Racks	$0.00	8/10/2007 0:00	9/30/2007 17:00
Hose Products	$56,566.00	8/10/2007 0:00	9/30/2007 17:00
Ron Wilson Shut off Valves	$10,776.00	8/10/2007 0:00	9/30/2007 17:00
Loading Racks Skelly Systems	$37,116.00	8/10/2007 0:00	9/30/2007 17:00
Don Johnson	$18,420.00	8/10/2007 0:00	9/30/2007 17:00
Combustor	$0.00	7/31/2007 0:00	9/12/2007 17:00
TCI USA Combustor	$36,874.00	7/31/2007 0:00	9/12/2007 17:00
Steel	$0.00	7/31/2007 0:00	8/29/2007 17:00
C & R Industries	$32,794.58	7/31/2007 0:00	8/29/2007 17:00
Heaters	$0.00	8/6/2007 0:00	10/19/2007 17:00
Watt Equipment	$72,000.00	8/15/2007 0:00	10/19/2007 17:00
Glycol Heater System for Produced Water Tank	$16,464.00	8/6/2007 0:00	9/21/2007 17:00
Hot Oil	$0.00	11/15/2007 0:00	11/29/2007 17:00
Radco	$35,379.00	11/15/2007 0:00	11/29/2007 17:00
Buildings	$0.00	8/7/2007 0:00	9/24/2007 17:00
Repair Utility Building	$20,000.00	8/7/2007 0:00	9/24/2007 17:00
Repair Cooper Building	$5,000.00	8/7/2007 0:00	9/24/2007 17:00
Add 20' to Office Building	$18,321.00	8/7/2007 0:00	9/24/2007 17:00
Lab Equipment	$0.00	8/9/2007 0:00	10/15/2007 17:00
Koehler Automatic D86 Machine	$18,394.00	8/9/2007 0:00	10/15/2007 17:00
Lab Computer	$3,000.00	8/9/2007 0:00	10/15/2007 17:00
Scale Computer	$3,000.00	8/9/2007 0:00	10/15/2007 17:00
Office Computer	$1,500.00	8/9/2007 0:00	10/15/2007 17:00
Flash Point Tester ASTM D93	$2,019.00	8/9/2007 0:00	10/15/2007 17:00
Cloud & Pour Point Tester D97	$8,872.00	8/9/2007 0:00	10/15/2007 17:00
Antek 9000 Series Sulfur Analyser	$40,000.00	8/9/2007 0:00	10/15/2007 17:00
Oil Pipe Line Connection	$345,000.00	9/17/2007 0:00	10/19/2007 17:00
Rail Facilities	$0.00	7/27/2007 0:00	7/27/2007 8:00
Recapture Project Costs	$755,000.00	7/27/2007 0:00	7/27/2007 17:00
Engineering & Management	$0.00	7/27/2007 0:00	2/21/2008 17:00
Select Engineering	$0.00	7/27/2007 0:00	10/19/2007 17:00
P&ID Review	$18,000.00	7/27/2007 0:00	7/27/2007 17:00
Civil Review	$6,000.00	7/27/2007 0:00	7/27/2007 17:00
Structural Off Skid Review	$6,000.00	7/27/2007 0:00	7/27/2007 17:00
Vessels Drawing	$15,000.00	7/27/2007 0:00	8/10/2007 17:00
Piping Plan & Elevation On Skid	$33,750.00	7/27/2007 0:00	10/19/2007 17:00
Piping Iso Drawings On Skid	$27,000.00	7/27/2007 0:00	10/19/2007 17:00
Structural Steel Drawings On Skid	$21,000.00	7/27/2007 0:00	8/10/2007 17:00
Siek Surveying Service Survey Plant	$6,600.00	7/27/2007 0:00	7/31/2007 17:00
Interline Management	$601,650.00	7/27/2007 0:00	2/21/2008 17:00
Construction Insurance	$84,309.00	7/27/2007 0:00	7/27/2007 17:00
Startup Costs (Labor, Chemicals)	$0.00	10/1/2007 0:00	10/31/2007 17:00
Plant Labor staff for 30 days prior to startup	$154,000.00	10/1/2007 0:00	10/31/2007 17:00
Contingency	$0.00	7/27/2007 0:00	7/27/2007 17:00
Unforeseen changes due to equipment changes	$200,000.00	7/27/2007 0:00	7/27/2007 17:00
Equipment changes	$200,000.00	7/27/2007 0:00	7/27/2007 17:00
Price increases	$200,000.00	7/27/2007 0:00	7/27/2007 17:00
Winter Construction	$200,000.00	7/27/2007 0:00	7/27/2007 17:00

	$11,413,858.82

EXHIBIT “E”
PLANS

EXHIBIT “F”
ADVANCES

1.

Draw Request.  A “Draw Request” means a properly completed and executed written application by Borrower to Lender in the form of Exhibit “F-1” (or in another form approved by Lender) setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information required by Lender.  At least five (5) business days before the requested date of each advance, Borrower shall deliver a Draw Request to Lender.  Borrower shall be entitled to an advance only in an amount approved by Lender in accordance with the terms of this Agreement and the Loan Documents.  Lender shall not be required to make advances more frequently than twice each calendar month. Lender shall, only upon the satisfaction of all applicable conditions of this Agreement and the Loan Documents, make the requested advance to Borrower on a business day within five (5) business days after such satisfaction. Each Draw Request, and Borrower’s acceptance of any advance, shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Draw Request and the advance, respectively.

2.

Advances.  Borrower shall disburse all advances made to Borrower, for payments of the costs and expenses specified in the Budget for which the advances were made, and for no other purpose.  Following receipt and approval of a Draw Request, all supporting documentation and information, Lender will determine the amount of the advance it will make in accordance with this Agreement, the Loan Documents, the Budget, and the following standards:

(a)

For construction work other than tenant improvement work, advances will be made on the basis of one hundred percent (100%) of the costs shown on the application for payment from the contractor reviewed and approved by Lender of the work or material in place on the Improvements that comply with the terms of the Loan Documents, minus all previous advances and all amounts required to be paid by Borrower, as described in Column (B) of the Budget.

(b)

Unless otherwise approved by Lender, in Lender’s sole discretion, Advances will not be made for building materials or furnishings that are not yet incorporated into the Improvements (“stored materials”) unless the stored materials are in Borrower’s possession and satisfactorily stored on the Land and the aggregate of advances for stored materials that have not yet been incorporated into the Improvements does not exceed the Stored Materials Advance Limit.

3.

Conditions to the First Advance.  As conditions precedent to the first advance hereunder, Borrower must have satisfied the conditions required under this Agreement, including all of those conditions set forth in Exhibit “C” and Section 4 below.

4.

Conditions to All Advances.  As conditions precedent to each advance made pursuant to a Draw Request, in addition to all other requirements contained in this Agreement, Borrower must satisfy the following conditions, and deliver to Lender evidence of such satisfaction:

(a)

All conditions to the first advance have been and continue to be satisfied.

(b)

Borrower must have delivered to Lender a Draw Request.

(c)

No Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default, exists.

(d)

The representations and warranties made in the Loan Documents must be true and correct on and as of the date of each advance and no event shall have occurred or condition or circumstance shall exist which, if known to Borrower, would render any such representation or warranty incorrect or misleading.

(e)

Each subcontract or other contract for labor, materials, services and/or other work included in a Draw Request shall have been duly executed and delivered by all parties thereto and shall be effective, and Lender shall have received a true and complete copy of a fully executed copy of each such subcontract or other contract as Lender may have requested, together with performance and payment bonds securing such contracts and subcontracts, to the extent required by Lender, in form and substance satisfactory to Lender.

(f)

No mechanic’s or materialmen’s lien or other encumbrance shall have been filed and remain in effect against the Property, no stop notices shall have been served on Lender that have not been bonded by Borrower in a manner and amount satisfactory to Lender, and releases or waivers of mechanics’ liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Property shall have been obtained (and, to the extent required by Lender, copies thereof shall have been delivered to Lender).

(g)

If required by Lender, the Title Insurance shall have been endorsed and brought to date in a manner  satisfactory to Lender to increase the coverage by the amount of each advance through the date of each such advance with no additional title change or exception not approved by Lender.

(h)

Lender shall have received written certification from Interline that, to the best of such party’s knowledge, information, and belief, construction is in accordance with the Plans, the quality of the work for which the advance is requested is in accordance with the applicable contract, the amount of the advance requested represents work in place based on on-site observations and the data compromising the Draw Request, the work has progressed in accordance with the construction contract and schedule, and the applicable contractor is entitled to payment of the amount certified.  Such certification shall be in form acceptable to Lender and may be provided in whole or in part on AIA Form G702/703.

(i)

If later required by Lender, in Lender’s sole discretion, Lender shall have received (i) a foundation survey made immediately after, but in no event later than ten (10) days after, the laying of the foundation of each building or structure of the Improvements satisfactory to Lender complying with Exhibit “G”, (ii) a certificate of Borrower’s construction manager stating that based on personal inspection the foundations have been completed in accordance with the Plans and are satisfactory in all respects, and (iii) a bearing capacity test report with respect to the excavated footings and foundations, reviewed and approved by the Borrower’s architect and, if required by Lender or the Construction Consultant.

(j)

If later required by Lender, in Lender’s sole discretion, Lender shall have received within ten (10) days after the pouring of concrete for any Improvements, a report satisfactory to Lender and, if required by Lender or the Construction Consultant of the results of concrete tests made at the time the concrete is poured.

(k)

If later required by Lender, in Lender’s sole discretion, Lender shall have received within ten (10) days after the compaction of any soil for construction, a report satisfactory to Lender or the Construction Consultant of the results of soil tests.

(l)

If later required by Lender, in Lender’s sole discretion, Lender shall promptly receive a professional report on the content and contamination, if any, of the soils of the Property.

(m)

As of the date of making such advance, no event shall have occurred, nor shall any condition exist, that could have an adverse effect on the enforceability of the Loan Documents, be materially adverse to the financial condition of Borrower or any Guarantor, impair the ability of Borrower or any Guarantor to fulfill its material obligations under the Loan Documents, or otherwise have any adverse effect whatsoever on the Property.

(n)

The Improvements shall not have been damaged and not repaired and shall not be the subject of any pending or threatened condemnation or adverse zoning proceeding.

(o)

With respect to any advance to pay a contractor, Lender shall have received original applications for payments in form approved by Lender, containing a breakdown by trade and/or other categories acceptable to Lender, executed and certified by each contractor and Borrower’s architect, accompanied by invoices.

(p)

Borrower shall have delivered to Lender an Owner’s Affidavit certifying that the funds disbursed to date by Lender have been paid to the appropriate parties.

(q)

Borrower shall have submitted copies of notarized partial lien waiver forms executed by each contractor and each appropriate subcontractor, supplier and materialman, including, without limitation, from all parties sending statutory notices to contractors, notices to owners, or notices of nonpayment, specifying in such partial lien waivers the amount paid in consideration of such partial releases.

(r)

Borrower shall have delivered to Lender such other information, documents and supplemental legal opinions as may be required by Lender.

5.

Final Advance for Improvements.  The final advance for the Improvements (including retainage) shall not be made until thirty (30) days after the later of the date on which the Improvements have been “completed,” as defined by applicable state law, or if required by Lender, the date on which an affidavit of completion has been recorded.  In the case of each such Draw Request, Lender shall have received the following as additional conditions precedent to the requested advance:

(a)

Certificates from Interline and, if required by Lender, from the Construction Consultant, certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all laws and governmental requirements; and Lender shall have received two (2) sets of detailed “as built” Plans approved in writing by Borrower, Borrower’s architect, and each contractor.

(b)

Final affidavits (in a form approved by Lender) from Interline and each contractor certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by Lender) by Borrower’s architect, engineer, contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property.

(c)

The Title Insurance shall be endorsed to remove any exception for mechanics’ or materialmen’s liens or pending disbursements, with no additional title change or exception objectionable to Lender, and with such other endorsements required by Lender.

(d)

Evidence satisfactory to Lender that all laws and governmental requirements have been satisfied, including receipt by Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to Lender that all such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled or modified.

(e)

Three (3) copies of a final as-built survey satisfactory to Lender and complying with Exhibit “G.”

(f)

If applicable, an estoppel certificate and a subordination agreement, in the form approved by Lender, from each tenant, and written confirmation by each tenant having the right to do so that such tenant has approved the completed Improvements.

6.

Direct Advances.  Borrower hereby irrevocably authorizes Lender (but Lender shall have no obligation) to (i) advance Loan funds directly to itself to pay interest due on the Loan, and (ii) advance and directly apply the proceeds of any advance to the satisfaction of any of Borrower’s obligations under any of the Loan Documents, even though Borrower did not include that amount in a Draw Request and/or no Default exists. Each such direct advance (except for application of a Borrower’s Deposit) shall be added to the outstanding principal balance of the Loan and shall be secured by the Loan Documents.  Unless Borrower pays such interest from other resources, Lender may advance Loan funds pursuant to this Section for interest payments as and when due.  Nothing contained in this Agreement shall be construed to permit Borrower to defer payment of interest on the Loan beyond the date(s) due.  The allocation of Loan funds in the Budget for interest shall not affect Borrower’s absolute obligation to pay the same in accordance with the Loan Documents.  Lender may hold, use, disburse and apply the Loan and the Borrower’s Deposit for payment of any obligation of Borrower under the Loan Documents.  Borrower hereby assigns and pledges the proceeds of the Loan and any Borrower’s Deposit to Lender for such purposes.  Lender may advance and incur such expenses as Lender deems necessary for the completion of the Improvements and to preserve the Property, and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Documents and shall be payable to Lender on demand.  Lender may disburse any portion of any advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section and the amount of advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

7.

Conditions and Waivers.  All conditions precedent to the obligation of Lender to make any advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any advance in the absence of strict compliance with such conditions precedent.  Any requirement of this Agreement may be waived, in whole or in part, in a specific written waiver intended for that purpose and signed by Lender.  Lender shall have the right to approve and verify the periodic progress, costs incurred by Borrower, and the estimated costs remaining to be incurred, after consultation with the Construction Consultant.  No advance shall constitute an approval or acceptance by Lender of any construction work, or a waiver of any condition precedent to any further advance, or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default.  No waiver by Lender of any condition precedent or obligation shall preclude Lender from requiring such condition or obligation to be met prior to making any other advance or from thereafter declaring the failure to satisfy such condition or obligation to be a Default.

8.

Funding.  Borrower shall establish and maintain a special account with a Wells Fargo Bank, Account Number 7682452086, Bank Routing Number 124002971, Wells Fargo Bank, 5285 West 1100 North, Highland, Utah, 84003, into which advances funded directly to Borrower (but no other funds), and excluding direct disbursements made to or by Lender pursuant to this Agreement, shall be deposited by Borrower, and against which checks shall be drawn only for the payment of costs specified in the Budget, but which special account shall not be used for any other purpose.  Borrower hereby irrevocably authorizes Lender to deposit each advance requested by Borrower to the credit of Borrower in that account, by wire transfer or other deposit.  Advances may also be made, in addition to other methods contemplated herein, at Lender’s option, by direct or joint check payment to any or all persons entitled to payment for work or services performed or material furnished in connection with the Project or the Loan, or by having the proceeds thereof made available to the Title Insurer (or its agent) for disbursement.  Lender shall not be required to, and has no responsibility to, supervise the proper application or distribution of funds to third parties.

EXHIBIT “F-1”
DRAW REQUEST AFFIDAVIT

STATE OF ____________

)

ss
COUNTY OF __________

)

Before me, the undersigned authority, on this day personally appeared ____________________ of ____________________, who being first duly sworn by me, upon oath deposes and say that:

1.

He is duly authorized to make this affidavit and is fully cognizant of all facts and matters herein stated.

2.

All funds heretofore advanced by Private Capital Group (the “Lender”) to NorthCut Refining, LLC (the “Borrower”) upon a loan by Lender to Borrower for the construction of improvements on _____________________, in the City of ___________, County of ________________, State of Wyoming, have been applied to the payment of obligations due by Borrower for materials, labor and other costs incurred in connection with such construction, and for no other purpose.

3.

The sum of $____________ represents items due by Borrower for labor, materials and other costs incurred in connection with such construction for the period ending _______, 200__ itemized on the reverse side of this Affidavit or in other documents submitted to Lender with this Affidavit (such itemization, whether on the reverse of this Affidavit or submitted separately, being herein called the “Itemized Draw Request”).

4.

All sums advanced by Lender for the Itemized Draw Request will be used solely for the purpose of paying the obligations owing by Borrower as shown on the Itemized Draw Request, and for no other purpose.

5.

Upon disbursement by Borrower of the funds advanced by Lender for the Itemized Draw Request, all obligations for labor, materials and other costs heretofore incurred by Borrower in connection with such construction and which are due and payable will be fully paid and satisfied.

6.

Affiant understands that this Affidavit is made for the purpose of inducing Lender to make an advance to Borrower and that, in making such advance, Lender will rely upon the accuracy of the matters stated in this Affidavit.

Notary Public

EXHIBIT “G”
SURVEY REQUIREMENTS

A survey reasonably acceptable to Lender.

EXHIBIT “H”
LIST OF REQUIRED BONDS

Item	Beneficiary	Purpose	Issuer	Amount
1	Borrower	Payment of performance Bond for welding and skid fabrication		$475,000
2	Borrower	Payment and Performance Bond for concrete and labor	American Contractors Indemnity Company	$598,766

EXHIBIT “I”
COLLATERAL

Borrower hereby grants Lender a security interest in and to all of the Collateral described as follows:

1.

Property.  The real property described on Exhibit “A.”

2.

Other.  All other real and personal property rights associated with the Property and the Office Building.

3.

All Assets.  All assets of Borrower, including but not limited to all general intangibles, accounts, inventory, equipment, fixtures, chattel paper, contracts, contract rights, goods, instruments, money, business records, deposit accounts, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, trade names, good will, technology, know-how, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letter of credit, guarantee claims, security interests or other security held by Borrower to secure any accounts, all pipelines, easements and rights-of-way, and contracts to operate the pipelines, all other personal property and fixtures, wherever located and whether in the possession of Borrower or any other person or entity, whether now existing or hereafter acquired, together with the proceeds therefrom.

EXHIBIT “J”
PIPELINES

As described in the Trust Deeds executed by Interline Resources Corporation at the closing of this Loan, which descriptions are incorporated by reference in this Exhibit.

ARTICLE 1

THE LOAN

1

1.1

General Information and Exhibits

1

1.2

Definitions

1

1.3

Purpose

5

1.4

Commitment to Lend

5

1.5

Budget

5

1.6

Collateral

5

ARTICLE 2

ADDITIONAL COVENANTS AND AGREEMENTS

6

2.1

Construction of the Improvements

6

2.2

Plans and Changes

6

2.3

Contracts

6

2.4

Assignment of Contracts and Plans

7

2.5

Storage of Materials

8

2.6

Construction Consultant

8

2.7

Inspection

8

2.8

Notice to Lender

8

2.9

Financial Statements

9

2.10

Other Information

9

2.11

Reports and Testing

9

2.12

Appraisal

9

2.13

Payment of Withholding Taxes

10

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

10

ARTICLE 4

DEFAULT AND REMEDIES

12

4.1

Events of Default

12

4.2

Remedies, Including Power of Attorney

13

ARTICLE 5

GENERAL TERMS AND CONDITIONS

14

5.1

Lender’s Consent

14

5.2

Miscellaneous

15

5.3

Notices

15

5.4

Successors and Assigns

16

5.5

Sale/Assignment of Loan

16

5.6

Modification or Termination

16

5.7

Costs and Expenses

16

5.8

Further Assurances

17

5.9

Inducement to Lender

17

5.10

Forum

17

5.11

Interpretation

18

5.12

No Partnership, etc

18

5.13

Records

18

5.14

Entire Agreement

18

5.15

Reservations of Rights

19

5.16

Counterparts

19

5.17

Conflict in Documents

19

5.18

Lien Release

19

5.19

Disclaimer for Negligence

19

5.20

Limitation of Consequential Damages

19

5.21

JURY TRIAL WAIVER

20

5.22

INTEGRATION

20

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

1

EXHIBIT “B”

BASIC INFORMATION

1

EXHIBIT “C”

CONDITIONS PRECEDENT TO ADVANCES – DEFAULT

1

EXHIBIT “D”

BUDGET

1

EXHIBIT “E”

PLANS

1

EXHIBIT “F”

ADVANCES

1

EXHIBIT “F-1”

DRAW REQUEST AFFIDAVIT

1

EXHIBIT “G”

SURVEY REQUIREMENTS

1

EXHIBIT “H”

LIST OF REQUIRED BONDS

1

EXHIBIT “I”

COLLATERAL

1

EXHIBIT “J”

PIPELINES

1